UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Advantage Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Multi-Sector Income Fund

Annual Report

October 31, 2014

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of October 31, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Multi-Sector Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. investment-grade corporate bond, mortgage-backed securities (MBS), and high-yield bond markets delivered positive performance overall for this 12-month period.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Multi-Sector Income Fund for the 12-month period that ended October 31, 2014. The U.S. investment-grade corporate bond, mortgage-backed securities (MBS), and high-yield bond markets delivered positive performance overall for this 12-month period.

In the fourth quarter of 2013, bond markets rallied following the tapering announcement.

As the reporting period began, investors were waiting to hear when the U.S. Federal Reserve (Fed) would begin tapering its bond purchases. This question finally was answered in December 2013 when the Fed announced that it would start reducing its bond purchases by $10 billion per month in January 2014. The news was well received by the markets, which ended 2013 on a positive note; equities performed strongly, credit spreads continued to tighten, and the dollar rallied.

Despite heightened volatility, bond markets generally delivered positive results in the first quarter of 2014.

Bond markets rallied further during the first quarter of 2014, as low growth and low inflation expectations appeared to drive yields lower and longer-term bond prices higher. Global high-yield and emerging markets debt sectors performed best. After a volatile January that saw yields and risk move higher in smaller economic regions, markets recovered in February and March, which drove some smaller bond markets to outperform the major bond markets over the entire quarter. Brazil, Italy, and Spain outperformed other countries, while Russia declined in value and South Africa and South Korea lagged the broader global markets. Currency markets were mixed; the Brazilian real appreciated, while the Russian ruble and Polish zloty depreciated. The Japanese yen appreciated during the quarter, halting its decline from previous quarters. The U.S. high-yield market rallied midquarter as investor confidence in lower-rated bonds improved following a brief period of spread-widening and U.S. Treasury rallies in mid-January 2014. High-yield bonds ultimately led U.S. fixed-income quarterly performance; investment-grade corporate bonds also delivered positive results.

Bond markets displayed strength in the second quarter of 2014 although global events caused concern.

Global high-yield and emerging markets debt sectors performed strongly during the second quarter of 2014; smaller bond markets generally outperformed the major markets. From a foreign-exchange perspective, the second quarter of 2014 was relatively quiet, with minimal movement among the world’s largest currencies and volatility running close to record lows. In the U.S., Fed officials continued winding down their bond-buying program during the quarter, leaving it on pace to end in October 2014. They also revisited the question of when to begin raising short-term interest rates from near zero and released new projections showing rates rising more than previously expected in 2015 and 2016, but—on a positive note—they slightly reduced their projection for rates over the longer term. Bond markets took this news in stride, continuing their rally. But as the quarter progressed, concern over geopolitical events and a perceived weaker global market overall seemed to overpower investor optimism. Consequently, U.S. Treasuries rallied as investors sought safety, pulling investment-grade bond valuations higher, which resulted in a lower-rate

Letter to shareholders (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	3

environment than previously anticipated for mid-2014. Across the sectors within the Barclays U.S. Aggregate Bond Index1, corporate bonds outperformed the securitized sectors within the index, although MBS performed well while commercial mortgage-backed securities and asset-backed securities delivered positive returns. The U.S. high-yield bond market delivered strong quarterly results. Longer-duration high-yield bonds performed best. BB-rated bonds performed well because a number of higher-quality names in the BB-rated tier tend to have longer durations. However, BBB-rated bonds outperformed all other high-yield tiers.

Non-Treasury bonds were challenged in the third quarter of 2014 as Treasuries rallied.

The Fed maintained its tapering schedule throughout the third quarter. Although the Fed retained its view that interest rates will remain low for a “considerable time,” Fed Chair Janet Yellen made it clear that monetary policy is data dependent. The U.S. stock market experienced bouts of volatility during the quarter as investors reacted to interest-rate concerns at home and increased tensions abroad. Ultimately, U.S. stocks ended the third quarter up slightly, buoyed by positive economic data. In contrast to the U.S., many international economies continued to struggle. Globally, low interest rates—largely due to accommodative monetary policies around the world—and investors’ desire for less-risky investments led longer-duration bonds to continue their outperformance. The summer months brought a limited supply of new issues across most fixed-income asset classes, and geopolitical events kept concerned investors steadily focusing on fixed-income markets. U.S. Treasuries rallied as investors sought safety.

In the high-yield market, a months-long rally began weakening toward the end of June, likely driven by concern expressed by Fed Chair Janet Yellen that the leveraged financial markets might be overheating. Shortly after her comments, high-yield bond mutual funds experienced outflows for the first time in more than nine months; by the end of the third quarter, they had suffered nearly $20 billion in net outflows. The high-yield market as measured by the Barclays U.S. Corporate High Yield Index2, had its worst quarterly performance (-1.87%) in three years and second-worst performance since the height of the financial crisis in the fourth quarter of 2008.

Bond markets showed renewed strength as October 2014 progressed.

The volatility in non-Treasury bond markets carried into October. A sharp shift away from riskier assets was driven, in our view, by a variety of investor concerns, such as slowing global growth particularly in Europe, disinflationary pressures resulting from falling oil prices, the end of the Fed’s bond-purchase program in October 2014, and the spread of the Ebola virus. However, on the last day of October, the Bank of Japan unexpectedly announced an extension of its qualitative and quantitative easing programs. Investors responded positively to the news, which pushed bond markets into positive territory for the month.

1.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

2.	The Barclays U.S. Corporate High Yield Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

4	Wells Fargo Advantage Multi-Sector Income Fund	Letter to shareholders (unaudited)

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

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6	Wells Fargo Advantage Multi-Sector Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest-rate risk.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Michael Bray, CFA

Christopher Y. Kauffman, CFA

Michael Lee

Niklas Nordenfelt, CFA

Anthony Norris

Alex Perrin

Janet S. Rilling, CFA, CPA

Phillip Susser

Christopher Wightman

Peter Wilson

Average annual total returns1 (%) as of October 31, 2014

	1 Year	5 Year	10 Year
Based on market value	6.55	9.15	7.05
Based on net asset value (NAV) per share	6.67	9.09	7.46

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2014 was 1.21%, which includes 0.07% of interest expense.

Comparison of NAV vs. market value[2]

The Fund is leveraged through a secured debt borrowing facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or to closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. This Fund is exposed to mortgage- and asset-backed securities risk.

1.	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

2.	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	7

MANAGERS’ DISCUSSION

The Fund’s return based on market value was 6.55% during the 12 months that ended October 31, 2014. During the same period, the Fund’s return based on net asset value was 6.67%.

Overview

The Fund contains the following sleeves: mortgage/corporate bonds, high-yield bonds, and international/emerging markets bonds.

U.S. investment-grade corporate bonds and structured products outperformed U.S. Treasuries during the one-year period that ended October 31, 2014. The mortgage/corporate sleeve of the Fund continued to invest in commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS), and corporate bonds. The lower-rated segments of these sectors tended to aid performance the most during the period.

High-yield bond performance was aided by rising stock prices, increasing prices for long-term U.S. Treasuries, and relatively low volatility during the reporting period. However, these positive effects were partially offset by a decline in commodity prices and higher yields for intermediate-term Treasuries. The rise in Treasuries’ interest rates that began in the summer of 2013 has subsided, and since the end of 2013, interest rates for long-term Treasuries have consistently declined with a few small pullbacks. We believe the resulting environment provided a strong backdrop for long-duration high-yield bonds in particular.

Within the international/emerging markets sleeve, emerging markets bonds and currency markets diverged from one another in terms of their respective performance over the reporting period; gains in emerging markets bonds contrasted with losses in currency markets versus the U.S. dollar. We found it striking that such a large portion of overall emerging markets currency losses during the period was due to results in just two months: January 2014 and September 2014. Emerging markets bonds were well supported by below-trend growth; moderating inflation aided by lower commodity prices and continued investor interest also played roles. In Russia, we reduced the Fund’s allocation to both bonds and currency in March 2014 due to the escalating tension between Russia and Ukraine. We increased the Fund’s exposure to the U.S. dollar at the expense of Eastern European currencies and maintained significant exposure to Asian currencies.

Ten largest holdings[3] (%) as of October 31, 2014
Brazil,10.00%,1-1-2017	2.60
Poland, 3.25%,7-25-2025	2.33
Texas Competitive Electric Holdings LLC, 4.65%, 10-10-2015	2.15
Sprint Capital Corporation, 6.88%, 11-15-2028	1.96
Republic of South Africa, 8.00%, 12-21-2018	1.40
Columbia, 7.00%, 5-4-2022	1.38
Thailand, 3.25%, 6-16-2017	1.28
Dell Incorporated, 4.50%, 4-29-2020	1.24
Turkey, 8.20%, 7-13-2016	1.19
Greektown Holdings LLC, 8.88%, 3-15-2019	1.10

Positive contributors to performance

The mortgage/corporate credit sleeve’s focus on A-rated and BBB-rated credits added value because lower-rated credits outperformed higher-rated credits during the period. The Fund’s holdings in corporate bonds, CMBS, and RMBS broadly added value, as credit spreads tightened over the first three quarters of the period in addition to providing a yield advantage over similarly maturing Treasuries.

The performance of the high-yield market during the reporting period generally was positive, with the exception of five sectors in which the Fund overall had relatively low exposure. Three of these sectors were commodity-related, one was gaming-related, and one was consumer products-related. An emphasis on longer-duration bonds which outperformed shorter-duration bonds also contributed to performance. In addition, exposure to pipeline companies helped relative performance.

Within the international/emerging markets sleeve, the Fund benefited most from country allocation. Exposures to the bond markets of Brazil, Poland, and South Africa were especially beneficial, as were minimal exposures to the bond markets of Malaysia and Thailand. In currency, reduced exposure to the Russian ruble and Turkish lira were key contributors to Fund performance. In addition, positions in U.S. dollar-denominated high-yield emerging markets bonds added modestly to overall results.

Detractors from performance

Certain RMBS and CMBS holdings within the Fund’s mortgage/corporate bond sleeve detracted from performance during the period due to security-specific prepayment and ratings changes. The Fund also was negatively affected by its exposure to the energy sector.

Please see footnotes on page 9.

8	Wells Fargo Advantage Multi-Sector Income Fund	Performance highlights (unaudited)

Within the Fund’s high-yield bond sleeve, performance was negatively affected by exposure to electric utilities—in particular, to Energy Future Intermediate Holding Company LLC. (The position in this company was held for part of the period and then no longer held.)

In terms of the international/emerging markets sleeve, the Fund’s positioning in Russian bonds hindered performance, partly due to the negative effect of the ongoing Ukraine conflict and the imposition of sanctions and partly due to minimal exposure to Russia during a temporary rally in the second quarter of 2014. In currency, exposure to the Chilean peso held back results, as did underexposure to the Indonesian rupee in the first quarter of 2014.

Credit quality[4] as of October 31, 2014

Management outlook

In terms of the Fund’s U.S. mortgages and investment-grade corporate bond sleeve, we believe that stable interest rate policy for the rest of 2014 and for 2015 should continue to preserve a comfortable environment for yield carry. The effect of the Federal Reserve’s tapering and end of its bond-purchase program appears to be fully priced into the market and has not negatively affected spreads in either of these sectors. We continue to focus on the medium-quality credit tiers of A-rated and BBB-rated securities as compelling sources of yield. As of

October 31, 2014, approximately 55% of the mortgage/corporate sleeve was invested in corporate bonds, and roughly 44% was invested in fixed-rate and floating-rate mortgage securities. Credit exposure remained centered on industrials and financials, particularly banks.

We feel that accommodative central bank monetary policies will be a key to high-yield bond performance over the coming year. High-yield bonds and most other asset classes have been underpinned by low rates and quantitative easing, which have pushed investors into higher-yielding assets. Should interest rates rise meaningfully over the coming year, we would not be surprised to see a sell-off in the high-yield market. However, if an increase in interest rates coincides with a strong economy, we believe high-yield bonds could continue to outperform other fixed-income assets. Alternatively, should rising interest rates trigger a slowdown in the economy, we are unsure which (if any) assets would perform well, and we would not be surprised by a sharper drop in the high-yield bond market. In the near term, our default outlook remains benign and supportive of high yield. Over a full cycle, we believe the best way to protect the Fund’s high-yield sleeve from periodic bouts of systemic fears and volatility will be our continued focus on a bottom-up approach that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

Within the international/emerging markets sleeve, we continue to favor economies displaying sustainable growth, lower deficits, and central banks that have the ability to maneuver freely rather than developed, lower-yielding economies that have structural problems. We believe the low yields and poor debt dynamics of the older industrial economies make those markets a poor value. We anticipate maintaining this bias for the remainder of 2014 and into 2015. Specific bond markets we favor include Australia, Brazil, Italy, Korea, Malaysia, Mexico, Norway, Poland, Spain, Sweden, South Africa, and Thailand.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	9

Effective maturity distribution[5] as of October 31, 2014

Country allocation[5] as of October 31, 2014

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

5.	Percentages are subject to change and are calculated based on the total long-term investments of the Fund.

10	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2014

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/multisectorincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 2.33%
FHLMC	0.55-8.50%	4-25-2020 to 7-25-2048	$20,817,355	$13,808,784	2.04%
Other securities				1,996,398	0.29

Total Agency Securities (Cost $14,785,998)				15,805,182	2.33

Asset-Backed Securities: 0.10%
Other securities				680,814	0.10

Total Asset-Backed Securities (Cost $654,811)				680,814	0.10

Common Stocks: 0.17%

Materials: 0.00%

Chemicals: 0.00%
Other securities				825	0.00

Telecommunication Services: 0.17%

Diversified Telecommunication Services: 0.17%
Other securities				1,169,337	0.17

Total Common Stocks (Cost $1,618,617)				1,170,162	0.17

Corporate Bonds and Notes: 67.03%

Consumer Discretionary: 10.75%

Auto Components: 1.07%
Allison Transmission Incorporated 144A	7.13	5-15-2019	3,790,000	3,984,238	0.59
Other securities				3,257,385	0.48

				7,241,623	1.07

Distributors: 0.12%
Other securities				773,120	0.12

Diversified Consumer Services: 0.98%
Other securities				6,654,763	0.98

Hotels, Restaurants & Leisure: 2.75%
CCM Merger Incorporated 144A	9.13	5-1-2019	6,270,000	6,740,250	1.00
Greektown Holdings LLC 144A	8.88	3-15-2019	7,425,000	7,462,125	1.10
Other securities				4,445,081	0.65

				18,647,456	2.75

Household Durables: 0.22%
Other securities				1,509,613	0.22

Internet & Catalog Retail: 0.18%
Other securities				1,221,667	0.18

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Media: 4.29%
Gray Television Incorporated	7.50%	10-1-2020	$6,040,000	$6,319,350	0.93%
Other securities				22,720,866	3.36

				29,040,216	4.29

Multiline Retail: 0.09%
Other securities				625,596	0.09

Specialty Retail: 1.05%
Other securities				7,079,791	1.05

Consumer Staples: 0.41%

Food & Staples Retailing: 0.09%
Other securities				619,465	0.09

Food Products: 0.20%
Other securities				1,360,706	0.20

Tobacco: 0.12%
Other securities				767,271	0.12

Energy: 14.14%

Energy Equipment & Services: 5.44%
Era Group Incorporated	7.75	12-15-2022	4,425,000	4,590,938	0.68
Gulfmark Offshore Incorporated	6.38	3-15-2022	4,930,000	4,486,300	0.66
NGPL PipeCo LLC 144A	7.12	12-15-2017	5,300,000	5,313,250	0.78
NGPL PipeCo LLC 144A	7.77	12-15-2037	6,975,000	7,219,125	1.07
NGPL PipeCo LLC 144A	9.63	6-1-2019	435,000	463,275	0.07
PHI Incorporated	5.25	3-15-2019	4,250,000	4,198,405	0.62
Other securities				10,568,613	1.56

				36,839,906	5.44

Oil, Gas & Consumable Fuels: 8.70%
Rockies Express Pipeline LLC	5.63-7.50	4-15-2020 to 7-15-2038	5,975,000	6,443,625	0.95
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	4,613,000	5,120,430	0.76
Sabine Pass Liquefaction LLC	5.63-5.75	2-1-2021 to 5-15-2024	3,495,000	3,625,919	0.54
Sabine Pass Liquefaction LLC 144A	6.25	3-15-2022	3,550,000	3,825,125	0.56
Sabine Pass LNG LP	6.50	11-1-2020	4,245,000	4,489,088	0.66
Sabine Pass LNG LP	7.50	11-30-2016	4,635,000	4,971,038	0.73
Other securities				30,428,766	4.50

				58,903,991	8.70

Financials: 14.43%

Banks: 0.88%
Other securities				5,914,930	0.88

Capital Markets: 1.17%
Other securities				7,936,170	1.17

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Consumer Finance: 4.40%
Navient LLC	8.00%	3-25-2020	$3,940,000	$4,521,150	0.67%
Springleaf Finance Corporation	5.40-8.25	12-1-2015 to 10-1-2023	5,430,000	5,717,151	0.85
Springleaf Finance Corporation	6.90	12-15-2017	4,550,000	4,959,500	0.73
Other securities				14,608,945	2.15

				29,806,746	4.40

Diversified Financial Services: 1.98%
Other securities				13,366,864	1.98

Insurance: 1.16%
Other securities				7,838,109	1.16

Real Estate Management & Development: 0.87%
Other securities				5,898,113	0.87

REITs: 3.97%
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	4,655,000	4,841,200	0.71
Iron Mountain Incorporated	5.75	8-15-2024	4,525,000	4,615,500	0.68
Iron Mountain Incorporated	6.00-8.38	10-1-2019 to 8-15-2023	4,284,000	4,495,135	0.67
Other securities				12,948,179	1.91

				26,900,014	3.97

Health Care: 6.28%

Biotechnology: 0.11%
Other securities				764,441	0.11

Health Care Equipment & Supplies: 0.68%
Other securities				4,595,754	0.68

Health Care Providers & Services: 3.53%
Select Medical Corporation	6.38	6-1-2021	6,215,000	6,354,838	0.94
Other securities				17,542,970	2.59

				23,897,808	3.53

Health Care Technology: 0.84%
Emdeon Incorporated	11.00	12-31-2019	5,150,000	5,710,063	0.84

Life Sciences Tools & Services: 0.13%
Other securities				863,923	0.13

Pharmaceuticals: 0.99%
Other securities				6,674,203	0.99

Industrials: 4.47%

Aerospace & Defense: 0.15%
Other securities				1,006,126	0.15

Airlines: 0.45%
Other securities				3,039,157	0.45

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Commercial Services & Supplies: 1.34%
Other securities				$9,109,496	1.34%

Construction & Engineering: 0.44%
Other securities				2,985,288	0.44

Machinery: 0.51%
Other securities				3,469,400	0.51

Professional Services: 0.09%
Other securities				596,927	0.09

Trading Companies & Distributors: 1.36%
Ashtead Capital Incorporated 144A	6.50%	7-15-2022	$4,010,000	4,330,800	0.64
Other securities				4,904,326	0.72

				9,235,126	1.36

Transportation Infrastructure: 0.13%
Other securities				847,525	0.13

Information Technology: 4.92%

Communications Equipment: 0.11%
Other securities				746,330	0.11

Electronic Equipment, Instruments & Components: 1.12%
Jabil Circuit Incorporated	8.25	3-15-2018	5,275,000	6,105,813	0.90
Other securities				1,453,999	0.22

				7,559,812	1.12

Internet Software & Services: 0.30%
Other securities				2,045,525	0.30

IT Services: 2.18%
First Data Holdings Incorporated (PIK at 14.50%) ¥144A	14.50	9-24-2019	3,687,734	3,852,607	0.58
Other securities				10,896,551	1.60

				14,749,158	2.18

Semiconductors & Semiconductor Equipment: 0.22%
Other securities				1,470,000	0.22

Software: 0.42%
Other securities				2,824,103	0.42

Technology Hardware, Storage & Peripherals: 0.57%
Other securities				3,878,861	0.57

Materials: 1.18%

Chemicals: 0.12%
Other securities				794,086	0.12

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Containers & Packaging: 0.68%
Other securities				$4,622,475	0.68%

Metals & Mining: 0.14%
Other securities				925,420	0.14

Paper & Forest Products: 0.24%
Other securities				1,648,333	0.24

Telecommunication Services: 8.42%

Diversified Telecommunication Services: 3.89%
GCI Incorporated	6.75%	6-1-2021	$2,330,000	2,318,350	0.34
GCI Incorporated	8.63	11-15-2019	5,625,000	5,864,063	0.86
Syniverse Holdings Incorporated	9.13	1-15-2019	5,005,000	5,255,250	0.78
Other securities				12,934,767	1.91

				26,372,430	3.89

Wireless Telecommunication Services: 4.53%
Sprint Capital Corporation	6.88	11-15-2028	13,665,000	13,289,167	1.96
Sprint Capital Corporation	8.75	3-15-2032	515,000	575,513	0.09
T-Mobile USA Incorporated	6.00-6.84	4-28-2019 to 3-1-2025	7,195,000	7,581,726	1.12
Other securities				9,200,159	1.36

				30,646,565	4.53

Utilities: 2.03%

Electric Utilities: 0.71%
Other securities				4,787,842	0.71

Gas Utilities: 0.40%
Other securities				2,748,975	0.40

Independent Power & Renewable Electricity Producers: 0.70%
Other securities				4,752,110	0.70

Multi-Utilities: 0.22%
Other securities				1,486,845	0.22

Total Corporate Bonds and Notes (Cost $432,441,973)				453,800,237	67.03

Foreign Corporate Bonds and Notes @: 5.09%

Consumer Discretionary: 0.30%

Auto Components: 0.07%
Other securities				429,814	0.07

Automobiles: 0.08%
Other securities				526,701	0.08

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Distributors: 0.02%
Other securities				$144,789	0.02%

Diversified Consumer Services: 0.02%
Other securities				155,971	0.02

Hotels, Restaurants & Leisure: 0.02%
Other securities				159,370	0.02

Media: 0.09%
Other securities				581,149	0.09

Consumer Staples: 0.37%

Beverages: 0.08%
Other securities				545,869	0.08

Food & Staples Retailing: 0.13%
Other securities				906,047	0.13

Food Products: 0.16%
Other securities				1,075,911	0.16

Energy: 0.31%

Oil, Gas & Consumable Fuels: 0.31%
Other securities				2,121,976	0.31

Financials: 3.26%

Banks: 3.20%
International Bank for Reconstruction & Development (AUD)	4.25%	6-24-2025	5,600,000	5,058,492	0.75
KfW (TRY)	5.00	1-16-2017	11,400,000	4,820,246	0.71
KfW (AUD)	5.00	3-19-2024	1,300,000	1,236,872	0.18
KfW (NZD)	6.38	2-17-2015	3,319,000	2,604,913	0.39
Other securities				7,923,921	1.17

				21,644,444	3.20

Consumer Finance: 0.02%
Other securities				153,011	0.02

Diversified Financial Services: 0.04%
Other securities				295,977	0.04

Industrials: 0.37%

Building Products: 0.08%
Other securities				534,192	0.08

Commercial Services & Supplies: 0.05%
Other securities				312,536	0.05

Construction & Engineering: 0.03%
Other securities				240,605	0.03

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Transportation Infrastructure: 0.21%
Other securities				$1,403,234	0.21%

Telecommunication Services: 0.38%

Diversified Telecommunication Services: 0.06%
Other securities				442,583	0.06

Wireless Telecommunication Services: 0.32%
Other securities				2,155,462	0.32

Utilities: 0.10%

Water Utilities: 0.10%
Other securities				656,037	0.10

Total Foreign Corporate Bonds and Notes (Cost $35,095,986)				34,485,678	5.09

Foreign Government Bonds @: 23.31%
Brazil (BRL)	10.00%	1-1-2017	44,075,000	16,974,221	2.51
Columbia (COP)	7.00	5-4-2022	18,650,000,000	9,330,529	1.38
Hungary (HUF)	6.75	11-24-2017	1,305,000,000	5,953,762	0.88
Indonesia (IDR)	7.88	4-15-2019	74,000,000,000	6,129,417	0.90
Indonesia (IDR)	8.38	3-15-2024	67,650,000,000	5,718,202	0.84
Indonesia (IDR)	10.00	7-15-2017	50,000,000,000	4,364,915	0.64
Malaysia (MYR)	3.26	3-1-2018	22,500,000	6,767,122	1.00
Malaysia (MYR)	4.26	9-15-2016	21,100,000	6,502,739	0.96
Mexico (MXN)	7.75	11-13-2042	67,350,000	5,592,692	0.83
Mexico (MXN)	10.00	12-5-2024	62,120,000	6,030,247	0.89
New Zealand (NZD)	5.50	4-15-2023	5,625,000	4,847,578	0.72
Poland (PLN)	3.25	7-25-2025	50,000,000	15,811,890	2.34
Queensland Treasury (AUD)	5.75	7-22-2024	4,100,000	4,180,848	0.62
Republic of South Africa (ZAR)	8.00	12-21-2018	101,000,000	9,468,484	1.40
Romania (RON)	5.85	4-26-2023	15,000,000	4,914,174	0.73
South Africa (ZAR)	6.75	3-31-2021	62,000,000	5,424,645	0.80
State of New South Wales Australia (AUD)	5.00	8-20-2024	3,900,000	3,805,524	0.56
Thailand (THB)	3.25	6-16-2017	276,500,000	8,678,789	1.28
Turkey (TRY)	8.20	7-13-2016	18,000,000	8,076,170	1.19
Other securities				19,244,232	2.84

Total Foreign Government Bonds (Cost $163,981,311)				157,816,180	23.31

Loans: 16.22%
Crown Castle Operating Company ±	3.00	1-31-2021	$6,468,769	6,412,167	0.95
Dell Incorporated ±	4.50	4-29-2020	8,365,500	8,372,778	1.24
Goodyear Tire & Rubber Company ±	4.75	4-30-2019	5,500,000	5,512,045	0.81
Texas Competitive Electric Holdings Company LLC ±(s)	4.65	10-10-2015	20,096,983	14,532,731	2.15
Other securities				74,952,598	11.07

Total Loans (Cost $116,084,433)				109,782,319	16.22

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	17

Security name	Value	Percent of net assets

Municipal Obligations: 0.05%

New York: 0.05%
Other securities	$340,943	0.05%

Total Municipal Obligations (Cost $345,000)	340,943	0.05

Non-Agency Mortgage Backed Securities: 7.47%
Other securities	50,570,799	7.47

Total Non-Agency Mortgage Backed Securities (Cost $48,429,170)	50,570,799	7.47

Preferred Stocks: 0.18%

Financials: 0.18%

Banks: 0.18%
Other securities	1,186,812	0.18

Total Preferred Stocks (Cost $1,130,339)	1,186,812	0.18

Yankee Corporate Bonds and Notes: 7.39%

Consumer Discretionary: 0.55%

Diversified Consumer Services: 0.11%
Other securities	746,960	0.11

Media: 0.44%
Other securities	3,008,183	0.44

Consumer Staples: 0.35%

Beverages: 0.12%
Other securities	807,260	0.12

Food Products: 0.12%
Other securities	825,000	0.12

Tobacco: 0.11%
Other securities	752,408	0.11

Energy: 1.06%

Energy Equipment & Services: 0.12%
Other securities	789,729	0.12

Oil, Gas & Consumable Fuels: 0.94%
Other securities	6,375,209	0.94

Financials: 1.12%

Banks: 1.02%
Other securities	6,935,518	1.02

Diversified Financial Services: 0.10%
Other securities	644,974	0.10

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Health Care: 0.30%

Pharmaceuticals: 0.30%
Other securities				$2,018,050	0.30%

Industrials: 0.12%

Road & Rail: 0.12%
Other securities				827,118	0.12

Information Technology: 0.34%

Communications Equipment: 0.12%
Other securities				784,089	0.12

Internet Software & Services: 0.12%
Other securities				792,062	0.12

Technology Hardware, Storage & Peripherals: 0.10%
Other securities				705,250	0.10

Materials: 1.27%

Containers & Packaging: 0.43%
Other securities				2,896,823	0.43

Metals & Mining: 0.62%
Other securities				4,211,284	0.62

Paper & Forest Products: 0.22%
Other securities				1,458,600	0.22

Telecommunication Services: 2.18%

Diversified Telecommunication Services: 1.95%
Intelsat Jackson Holdings SA	5.50-8.50%	4-1-2019 to 8-1-2023	$7,890,000	8,209,551	1.21
Other securities				4,981,075	0.74

				13,190,626	1.95

Wireless Telecommunication Services: 0.23%
Other securities				1,569,456	0.23

Utilities: 0.10%

Electric Utilities: 0.10%
Other securities				692,250	0.10

Total Yankee Corporate Bonds and Notes (Cost $48,854,957)				50,030,849	7.39

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	19

Security name	Yield	Shares	Value	Percent of net assets

Short-Term Investments: 3.47%

Investment Companies: 3.47%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07%	23,482,499	$23,482,499	3.47%

Total Short-Term Investments (Cost $23,482,499)			23,482,499	3.47

Total investments in securities (Cost $886,905,094) *			899,152,474	132.81
Other assets and liabilities, net			(222,148,088)	(32.81)

Total net assets			$677,004,386	100.00%

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

@	Foreign bond and note principal is denominated in local currency.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.
*	Cost for federal income tax purposes is $890,891,847 and unrealized gains (losses) consists of:

Gross unrealized gains	$33,162,328
Gross unrealized losses	(24,901,701)

Net unrealized gains	$8,260,627

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Multi-Sector Income Fund	Statement of assets and liabilities—October 31, 2014

Assets
Investments
In unaffiliated securities, at value (cost $863,422,595)	$875,669,975
In affiliated securities, at value (cost $23,482,499)	23,482,499

Total investments, at value (cost $886,905,094)	899,152,474
Cash	8,387
Foreign currency, at value (cost $1,347,835)	1,334,704
Receivable for investments sold	2,937,395
Principal paydown receivable	11,440
Receivable for interest	13,284,368
Unrealized gains on forward foreign currency contracts	533,004
Prepaid expenses and other assets	26,467

Total assets	917,288,239

Liabilities
Dividends payable	4,205,501
Payable for investments purchased	4,061,611
Unrealized losses on forward foreign currency contracts	950,647
Secured borrowing payable	230,363,479
Advisory fee payable	411,141
Administration fee payable	37,376
Accrued expenses and other liabilities	254,098

Total liabilities	240,283,853

Total net assets	$677,004,386

NET ASSETS CONSIST OF
Paid-in capital	$761,839,820
Overdistributed net investment income	(4,088,672)
Accumulated net realized losses on investments	(92,419,310)
Net unrealized gains on investments	11,672,548

Total net assets	$677,004,386

NET ASSET VALUE PER SHARE
Based on $677,004,386 divided by 42,055,000 shares issued and outstanding (100,000,000 shares authorized)	$16.10

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	21

Investment income
Interest (net of foreign interest withholding taxes of $156,347)	$56,101,022
Dividends	90,235
Income from affiliated securities	13,767

Total investment income	56,205,024

Expenses
Advisory fee	5,027,368
Administration fee	457,033
Custody and accounting fees	163,241
Professional fees	84,351
Shareholder report expenses	81,959
Trustees’ fees and expenses	10,443
Transfer agent fees	30,192
Interest expense	469,756
Secured borrowing fees	1,945,286
Other fees and expenses	31,115

Total expenses	8,300,744

Net investment income	47,904,280

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(11,945,779)
Forward foreign currency contract transactions	952,803

Net realized losses on investments	(10,992,976)

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,624,668
Forward foreign currency contract transactions	(638,946)

Net change in unrealized gains (losses) on investments	985,722

Net realized and unrealized gains (losses) on investments	(10,007,254)

Net increase in net assets resulting from operations	$37,897,026

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Multi-Sector Income Fund	Statement of changes in net assets

	Year ended October 31, 2014	Year ended October 31, 2013

Operations
Net investment income	$47,904,280	$49,766,339
Net realized gains (losses) on investments	(10,992,976)	7,953,917
Net change in unrealized gains (losses) on investments	985,722	(33,048,688)

Net increase in net assets resulting from operations	37,897,026	24,671,568

Distributions to shareholders from
Net investment income	(38,167,582)	(50,466,000)
Tax basis return of capital	(12,298,418)	0

Total distributions to shareholders	(50,466,000)	(50,466,000)

Total decrease in net assets	(12,568,974)	(25,794,432)

Net assets
Beginning of period	689,573,360	715,367,792

End of period	$677,004,386	$689,573,360

Overdistributed net investment income	$(4,088,672)	$(3,627,622)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	23

Cash flows from operating activities:
Net increase in net assets resulting from operations	$37,897,026

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(517,783,487)
Proceeds from sales of investment securities	526,225,007
Paydowns	5,048,853
Amortization	(857,227)
Proceeds from sales of short-term investment securities, net	251,148
Decrease in interest receivable	201,820
Increase in receivable for investments sold	(503,843)
Decrease in principal paydown receivable	128,791
Decrease in prepaid expenses and other assets	7,248
Decrease in payable for investments purchased	(11,480,298)
Decrease in advisory fee payable	(15,920)
Decrease in administration fee payable	(1,448)
Increase in accrued expenses and other liabilities	6,692
Net realized losses on investments	10,992,976
Net change in unrealized gains (losses) on investments	(985,722)

Net cash provided by operating activities	49,131,616

Cash flows from financing activities:
Cash distributions paid	(50,466,000)
Increase in secured borrowing payable	163,520

Net cash used in financing activities	(50,302,480)

Net increase in cash	(1,170,864)

Cash (including foreign currency):
Beginning of period	$2,513,955

End of period	$1,343,091

Supplemental cash disclosure
Cash paid for interest	$309,228

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Multi-Sector Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.40	$17.01	$16.16	$16.67	$15.61
Net investment income	1.14 [1]	1.18	1.16	1.11	1.21
Net realized and unrealized gains (losses) on investments	(0.24)	(0.59)	0.89	(0.39)	1.17
Distributions to preferred shareholders from net investment income	0.00	0.00	0.00	0.00	(0.02)[1]

Total from investment operations	0.90	0.59	2.05	0.72	2.36
Distributions to common shareholders from
Net investment income	(0.91)	(1.20)	(1.20)	(1.23)	(1.30)
Tax basis return of capital	(0.29)	0.00	0.00	0.00	0.00

Total distributions to common shareholders	(1.20)	(1.20)	(1.20)	(1.23)	(1.30)
Net asset value, end of period	$16.10	$16.40	$17.01	$16.16	$16.67
Market value, end of period	$14.19	$14.47	$16.54	$14.97	$16.18
Total return based on market value[2]	6.55%	(5.44)%	19.33%	0.33%	28.44%
Ratios to average net assets (annualized)
Gross expenses[3]	1.21%	1.24%	1.24%	1.14%	1.58%
Net expenses[3]	1.21%	1.24%	1.24%	1.14%	1.18%
Net investment income	6.95%	7.04%	7.13%	6.75%	7.63%[4]
Supplemental data
Portfolio turnover rate	41%	40%	78%	35%	70%
Net assets of common shareholders, end of period (000s omitted)	$677,004	$689,573	$715,368	$679,497	$701,110

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,944	$3,998	$4,110	$3,954	$4,048

1.	Calculated based upon average shares outstanding

2.	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

3.	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2014	0.07%
Year ended October 31, 2013	0.07%
Year ended October 31, 2012	0.11%
Year ended October 31, 2011	0.09%
Year ended October 31, 2010	0.08%

4.	The net investment income ratio reflects any distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Multi-Sector Income Fund	25

1. ORGANIZATION

The Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, values will be obtained from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

26	Wells Fargo Advantage Multi-Sector Income Fund	Notes to financial statements

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in with net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Multi-Sector Income Fund	27

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or the net asset value per share. The primary permanent differences causing such reclassifications are due to bond premiums and foreign currency transactions. At October 31, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(10,197,748)	$10,197,748

As of October 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2017	No expiration
	Short-term	Long-term
$86,701,155	$172,085	$1,368,853

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28	Wells Fargo Advantage Multi-Sector Income Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$15,805,182	$0	$15,805,182

Asset-backed securities	0	680,814	0	680,814

Common stocks
Materials	825	0	0	825
Telecommunication services	1,169,337	0	0	1,169,337

Corporate bonds and notes	0	453,800,237	0	453,800,237

Foreign corporate bonds and notes	0	34,485,678	0	34,485,678

Foreign government bonds	0	157,816,180	0	157,816,180

Loans	0	94,929,286	14,853,033	109,782,319

Municipal obligations	0	340,943	0	340,943

Non-agency mortgage backed securities	0	50,570,799	0	50,570,799

Preferred stocks
Financials	1,186,812	0	0	1,186,812

Yankee corporate bonds and notes	0	50,030,849	0	50,030,849

Short-term investments
Investment companies	23,482,499	0	0	23,482,499
	25,839,473	858,459,968	14,853,033	899,152,474

Forward foreign currency contracts	0	533,004	0	533,004
Total assets	$25,839,473	$858,992,972	$14,853,033	$899,685,478
Liabilities

Forward foreign currency contracts	$0	$950,647	$0	$950,647
Total liabilities	$0	$950,647	$0	$950,647

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. At October 31, 2014, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Loans
Balance as of October 31, 2013	$13,055,687
Accrued discounts (premiums)	11,641
Realized gains (losses)	28,888
Change in unrealized gains (losses)	(97,779)
Purchases	10,279,966
Sales	(5,828,648)
Transfers into Level 3	3,564,523
Transfers out of Level 3	(6,161,245)
Balance as of October 31, 2014	$14,853,033
Change in unrealized gains (losses) relating to securities still held at October 31, 2014	$(102,644)

Notes to financial statements	Wells Fargo Advantage Multi-Sector Income Fund	29

The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended October 31, 2014 and year ended October 31, 2013, the Fund did not issue any shares.

6. BORROWINGS

The Fund has borrowed approximately $230 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million which expires on February 23, 2015, at which point it may be renegotiated and potentially renewed for another one-year term. At October 31, 2014, the Fund had secured borrowings outstanding in the amount of $230,363,479 (including accrued interest and usage and commitment fees payable).

The Fund’s borrowing under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 1.0%. During the year ended October 31, 2014, an effective interest rate of 0.20% was incurred on the borrowings. Interest expense of $469,756, representing 0.07% of the Fund’s average daily net assets, was incurred during the year ended October 31, 2014.

The Fund has pledged all of its assets to secure the borrowings and currently pays, on a monthly basis, a usage fee at an annual rate of 0.40% of the daily average outstanding principal amount of borrowings and a commitment fee at an annual rate of 0.40% of the daily average outstanding principal amount of borrowings. Prior to February 25, 2014, the Fund paid a commitment fee at an annual rate of 0.40% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. Effective February 25, 2014, the Fund no longer incurs any structuring fees. The secured borrowing fees on the Statement of Operations of $1,945,286 represents the usage fee, commitment fee and structuring fees. For the year ended October 31, 2014, the Fund paid structuring fees in the amount of $62,414.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2014 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$90,440	$411,364,124	$0	$364,153,880

As of October 31, 2014, the Fund had unfunded term loan commitments of $1,602,410.

30	Wells Fargo Advantage Multi-Sector Income Fund	Notes to financial statements

8. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2014, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2014, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized losses
11-12-2014	State Street Bank	20,550,000	MYR	$6,243,828	$6,404,662	$(160,834)
12-5-2014	State Street Bank	45,000,000	MXN	3,335,308	3,421,949	(86,641)
1-22-2015	State Street Bank	150,000,000	THB	4,589,359	4,621,428	(32,069)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2014	In exchange for U.S. $	Unrealized gains (losses)
11-28-2014	State Street Bank	91,750,000	ZAR	$8,285,779	$8,004,572	$(281,207)
11-28-2014	State Street Bank	6,300,000	TRY	2,818,235	2,752,092	(66,143)
11-28-2014	State Street Bank	11,175,000	TRY	4,999,012	4,786,687	(212,325)
11-28-2014	State Street Bank	35,500,000	ZAR	3,205,942	3,283,146	77,204
12-5-2014	State Street Bank	45,000,000	MXN	3,335,308	3,320,862	(14,446)
12-8-2014	State Street Bank	17,145,000	RON	4,865,711	4,841,019	(24,692)
12-8-2014	State Street Bank	252,000,000	RUB	5,803,304	6,220,687	417,383
12-8-2014	State Street Bank	32,500,000	PLN	9,631,324	9,669,741	38,417
12-8-2014	State Street Bank	1,550,000,000	HUF	6,298,603	6,246,977	(51,626)
1-23-2015	State Street Bank	7,250,000	BRL	2,859,904	2,839,240	(20,664)

The Fund had average contract amounts of $20,911,473 and $20,744,131 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	State Street Bank	$533,004*	$(533,004)	$0	$0

*	Amount represents net unrealized gains.

Notes to financial statements	Wells Fargo Advantage Multi-Sector Income Fund	31

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	State Street Bank	$950,647**	$(533,004)	$0	$417,643

**	Amount represents net unrealized losses.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 were as follows:

	Year ended October 31
	2014	2013
Ordinary income	$38,167,582	$50,466,000
Tax basis return of capital	12,298,418	0

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$7,685,795	$(88,242,093)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
October 31, 2014	November 17, 2014	December 1, 2014	$0.1000
November 7, 2014	December 15, 2014	January 2, 2015	$0.0967

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

32	Wells Fargo Advantage Multi-Sector Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments, of the Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”), as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Multi-Sector Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2014

Other information (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	33

TAX INFORMATION

For the fiscal year ended October 31, 2014, $39,871,672 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Multi-Sector Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010*	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds complex (and its predecessors) from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	35

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Leroy Keith, Jr. will retire as a Trustee effective December 31, 2014.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

36	Wells Fargo Advantage Multi-Sector Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Fund, (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management, for the Fund, and (iii) an investment sub-advisory agreement with First International Advisors, LLC (“FIA”), and affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and FIA (each a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements, as it had done at the March Meeting.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a custom peer group that was

Other information (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	37

determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the performance of the Fund was lower than the average performance of the Custom Peer Group for all periods under review. However, the Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Multi-Sector Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except for the one-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Custom Peer Group for the periods under review and relative to the benchmark for the one-year period. The Board took note of the small size of the Custom Peer Group and the explanations for the relative underperformance and was satisfied with the information it received.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory, and administration fees), custodian and other non-management fees, and fee waiver and expense reimbursement arrangements. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Lipper, Inc. (“Lipper”) to be similar to the Fund (the “Group”). Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the expense Group and an explanation of year-to-year variations in the funds comprising such expense Group and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Advisers, because their profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

38	Wells Fargo Advantage Multi-Sector Income Fund	Other information (unaudited)

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Advantage Multi-Sector Income Fund	39

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

40	Wells Fargo Advantage Multi-Sector Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

229615 12-14 AMSI/AR143 10-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Advantage Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Multi-Sector Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of
Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	October 31, 2014	October 31, 2013
Audit fees	$66,735	$65,110
Audit-related fees	—	—
Tax fees (1)	3,830	3,740
All other fees	—	—

	$70,565	$68,850

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Advantage Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Advantage Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Advantage Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Advantage Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A summary portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form. The portfolio of investments for Wells Fargo Advantage Multi-Sector Income Fund is filed under this Item.

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 2.33%
FHLMC ±	4.66%	9-1-2032	$1,369,624	$1,468,683
FHLMC	8.50	7-1-2028	69,590	83,906
FHLMC	8.50	3-1-2030	46,481	48,123
FHLMC Series 1383 ±	2.38	2-1-2037	539,472	578,135
FHLMC Series 196 Class A ±	0.95	12-15-2021	45,870	46,454
FHLMC Series 2011-K16 Class B 144A ±	4.59	11-25-2046	1,000,000	1,071,069
FHLMC Series 2011-K701 Class B 144A ±	4.29	7-25-2048	165,000	173,635
FHLMC Series 2011-K702 Class B 144A ±	4.77	4-25-2044	740,000	792,244
FHLMC Series 2012-K17 Class B 144A ±	4.35	12-25-2044	675,000	711,714
FHLMC Series 2012-K18 Class B 144A ±	4.26	1-25-2045	810,000	848,844
FHLMC Series 2012-K501 Class C 144A ±	3.48	11-25-2046	800,000	814,497
FHLMC Series 2012-K705 Class B 144A ±	4.16	9-25-2044	1,000,000	1,049,480
FHLMC Series 2012-K706 Class B 144A ±	4.02	11-25-2044	500,000	522,155
FHLMC Series 2012-K706 Class C 144A ±	4.02	11-25-2044	805,000	826,274
FHLMC Series 2012-K707 Class B 144A ±	3.88	1-25-2047	930,000	965,891
FHLMC Series 2012-K709 Class B 144A ±	3.74	4-25-2045	1,000,000	1,032,086
FHLMC Series 2012-K711 Class B 144A ±	3.56	8-25-2045	264,000	269,559
FHLMC Series 2013-K30 Class B 144A ±	3.56	6-25-2045	700,000	690,601
FHLMC Series 2013-K713 Class B 144A ±	3.16	4-25-2046	1,000,000	995,632
FHLMC Series 2390 Class FD ±	0.60	12-15-2031	33,991	34,359
FHLMC Series 2567 Class FH ±	0.55	2-15-2033	101,504	102,512
FHLMC Series K007 Class X1 ±(c)	1.19	4-25-2020	984,741	47,155
FHLMC Series K016 Class X1 ±(c)	1.57	10-25-2021	384,506	33,626
FHLMC Series K020 Class X1 ±(c)	1.47	5-25-2022	6,852,576	602,150
FNMA ±	2.02	9-1-2037	708,618	724,696
FNMA	6.00	4-1-2033	68,650	75,760
FNMA	6.50	11-1-2032	61,140	62,891
FNMA	7.50	7-1-2017	24,606	24,897
FNMA	7.50	10-1-2028	6,471	6,492
FNMA	7.50	11-1-2028	149,391	160,409
FNMA	7.50	2-1-2030	35,777	36,240
FNMA	7.50	9-1-2030	86,036	91,189
FNMA	8.00	6-1-2030	19,759	20,020
FNMA	12.00	1-1-2016	1,677	1,695
FNMA Series 1996-46 Class FA ±	0.65	8-25-2021	24,705	24,920
FNMA Series 1997-20 Class IO ±(c)	1.84	3-25-2027	1,902,352	83,515
FNMA Series 2001-25 Class Z	6.00	6-25-2031	223,723	247,114
FNMA Series 2001-35 Class F ±	0.75	7-25-2031	9,325	9,475
FNMA Series 2001-57 Class F ±	0.65	6-25-2031	9,388	9,507
FNMA Series 2002-77 Class FH ±	0.56	12-18-2032	72,621	73,339
FNMA Series 2002-97 Class FR ±	0.70	1-25-2033	18,097	18,320
FNMA Series G91-16 Class F ±	0.60	6-25-2021	25,941	26,137
FNMA Series G92-17 Class F ±	1.20	3-25-2022	71,938	73,549
GNMA	6.50	6-15-2028	44,811	51,023
GNMA	7.25	7-15-2017	5,731	5,750
GNMA	7.25	8-15-2017	21,914	22,997
GNMA	7.25	8-15-2017	14,782	14,975
GNMA	7.25	9-15-2017	23,329	24,512
GNMA	7.25	10-15-2017	31,786	33,434
GNMA	7.25	10-15-2017	13,883	14,062

2	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
GNMA	7.25%	11-15-2017	$15,666	$15,888
GNMA	7.25	1-15-2018	6,379	6,402
GNMA	7.25	1-15-2018	9,141	9,174
GNMA	7.25	2-15-2018	17,955	18,264
GNMA	7.25	5-15-2018	9,717	9,752

Total Agency Securities (Cost $14,785,998)				15,805,182

Asset-Backed Securities: 0.10%
CVS Pass-Through Trust Series T	6.04	12-10-2028	584,935	680,814

Total Asset-Backed Securities (Cost $654,811)				680,814

			Shares

Common Stocks: 0.17%

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			9	825

Telecommunication Services: 0.17%

Diversified Telecommunication Services: 0.17%
Fairpoint Communications Incorporated †			70,442	1,169,337

Total Common Stocks (Cost $1,618,617)				1,170,162

			Principal

Corporate Bonds and Notes: 67.03%

Consumer Discretionary: 10.75%

Auto Components: 1.07%
Allison Transmission Incorporated 144A	7.13	5-15-2019	$3,790,000	3,984,238
Cooper Tire & Rubber Company (i)	7.63	3-15-2027	1,680,000	1,772,400
Cooper Tire & Rubber Company	8.00	12-15-2019	450,000	499,500
Goodyear Tire & Rubber Company	7.00	5-15-2022	400,000	435,000
Goodyear Tire & Rubber Company	8.75	8-15-2020	468,000	550,485

				7,241,623

Distributors: 0.12%
LKQ Corporation	4.75	5-15-2023	800,000	773,120

Diversified Consumer Services: 0.98%
Service Corporation International	6.75	4-1-2016	475,000	502,313
Service Corporation International	7.00	6-15-2017	1,410,000	1,540,425
Service Corporation International	7.50	4-1-2027	2,993,000	3,292,300
Service Corporation International	7.63	10-1-2018	680,000	761,600
Service Corporation International	8.00	11-15-2021	475,000	558,125

				6,654,763

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 2.75%
Burger King Corporation	9.88%	10-15-2018	$850,000	$896,750
CCM Merger Incorporated 144A	9.13	5-1-2019	6,270,000	6,740,250
Greektown Holdings LLC 144A	8.88	3-15-2019	7,425,000	7,462,125
Hilton Worldwide Finance LLC 144A	5.63	10-15-2021	195,000	205,481
Pinnacle Entertainment Incorporated	7.50	4-15-2021	2,620,000	2,796,850
Speedway Motorsports Incorporated	6.75	2-1-2019	525,000	546,000

				18,647,456

Household Durables: 0.22%
American Greetings Corporation	7.38	12-1-2021	1,230,000	1,296,113
Tempur Sealy International Incorporated	6.88	12-15-2020	200,000	213,500

				1,509,613

Internet & Catalog Retail: 0.18%
Expedia Incorporated	5.95	8-15-2020	750,000	836,245
Priceline Group Incorporated	2.38	9-23-2024	300,000	385,422

				1,221,667

Media: 4.29%
Cablevision Systems Corporation	8.63	9-15-2017	1,310,000	1,480,300
CBS Outdoor Americas Capital LLC 144A	5.63	2-15-2024	20,000	20,850
CBS Outdoor Americas Capital LLC 144A	5.88	3-15-2025	1,185,000	1,244,250
CCO Holdings LLC	8.13	4-30-2020	415,000	439,900
CCOH Safari LLC %%	5.50	12-1-2022	450,000	452,813
CCOH Safari LLC %%	5.75	12-1-2024	1,575,000	1,586,813
Cinemark USA Incorporated	7.38	6-15-2021	775,000	831,188
CSC Holdings LLC	7.63	7-15-2018	625,000	707,813
CSC Holdings LLC	7.88	2-15-2018	1,100,000	1,243,000
CSC Holdings LLC	8.63	2-15-2019	383,000	449,546
DIRECTV Holdings LLC	3.80	3-15-2022	750,000	763,718
DISH DBS Corporation	7.88	9-1-2019	480,000	557,400
EchoStar DBS Corporation	7.13	2-1-2016	125,000	132,969
EchoStar DBS Corporation	7.75	5-31-2015	350,000	362,250
Gray Television Incorporated	7.50	10-1-2020	6,040,000	6,319,350
Interpublic Group of Companies	4.00	3-15-2022	750,000	763,615
Lamar Media Corporation	5.88	2-1-2022	690,000	727,950
LIN Television Corporation	6.38	1-15-2021	275,000	279,125
LIN Television Corporation	8.38	4-15-2018	1,625,000	1,692,031
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	200,000	212,500
Lynx II Corporation 144A	6.38	4-15-2023	365,000	385,988
National CineMedia LLC	6.00	4-15-2022	1,710,000	1,731,375
National CineMedia LLC	7.88	7-15-2021	760,000	809,400
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	1,750,000	1,815,625
Regal Entertainment Group	5.75	6-15-2023	400,000	384,000
Regal Entertainment Group	5.75	3-15-2022	2,925,000	2,859,188
Time Warner Cable Incorporated	4.00	1-15-2022	750,000	787,259

				29,040,216

4	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Multiline Retail: 0.09%
Macy’s Retail Holdings Incorporated	3.88%	1-15-2022	$600,000	$625,596

Specialty Retail: 1.05%
ABC Supply Company Incorporated 144A	5.63	4-15-2021	450,000	455,625
Advance Auto Parts Incorporated	4.50	1-15-2022	600,000	633,092
Ahern Rentals Incorporated 144A	9.50	6-15-2018	1,200,000	1,281,000
Century Intermediate Holding Company (PIK at 10.50%) 144A¥	9.75	2-15-2019	175,000	185,719
L Brands Incorporated	6.63	4-1-2021	750,000	849,375
Penske Auto Group Incorporated	5.75	10-1-2022	1,155,000	1,201,200
Sonic Automotive Incorporated	5.00	5-15-2023	1,174,000	1,138,780
Toys “R” Us Property Company II LLC	8.50	12-1-2017	1,335,000	1,335,000

				7,079,791

Consumer Staples: 0.41%

Food & Staples Retailing: 0.09%
SABMiller Holdings Incorporated 144A	3.75	1-15-2022	600,000	619,465

Food Products: 0.20%
B&G Foods Incorporated	4.63	6-1-2021	300,000	294,750
Darling Ingredients Incorporated	5.38	1-15-2022	180,000	180,450
Hearthside Group Holdings LLC 144A	6.50	5-1-2022	120,000	118,200
Kraft Foods Group Incorporated	3.50	6-6-2022	750,000	767,306

				1,360,706

Tobacco: 0.12%
Lorillard Tobacco Company	6.88	5-1-2020	650,000	767,271

Energy: 14.14%

Energy Equipment & Services: 5.44%
Bristow Group Incorporated	6.25	10-15-2022	3,540,000	3,681,600
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	275,000	299,063
Compressco Partners LP 144A	7.25	8-15-2022	1,205,000	1,192,950
Era Group Incorporated	7.75	12-15-2022	4,425,000	4,590,938
Forum Energy Technologies Incorporated	6.25	10-1-2021	200,000	206,000
Gulfmark Offshore Incorporated	6.38	3-15-2022	4,930,000	4,486,300
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	2,375,000	2,113,750
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	2,350,000	2,209,000
NGPL PipeCo LLC 144A	7.12	12-15-2017	5,300,000	5,313,250
NGPL PipeCo LLC 144A	7.77	12-15-2037	6,975,000	7,219,125
NGPL PipeCo LLC 144A	9.63	6-1-2019	435,000	463,275
Northern Tier Energy LLC 144A	7.13	11-15-2020	825,000	866,250
PHI Incorporated	5.25	3-15-2019	4,250,000	4,198,405

				36,839,906

Oil, Gas & Consumable Fuels: 8.70%
Crestwood Midstream Partners LP	6.00	12-15-2020	1,075,000	1,088,438
Crestwood Midstream Partners LP	6.13	3-1-2022	275,000	277,750
CVR Refining LLC	6.50	11-1-2022	1,249,000	1,261,490

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Denbury Resources Incorporated	4.63%	7-15-2023	$535,000	$492,200
Denbury Resources Incorporated	6.38	8-15-2021	50,000	52,250
El Paso LLC	6.50	9-15-2020	285,000	324,188
El Paso LLC	7.00	6-15-2017	530,000	589,625
El Paso LLC	7.42	2-15-2037	800,000	960,000
El Paso LLC	7.80	8-1-2031	1,850,000	2,275,500
El Paso Pipeline Partners Operating LLC	6.50	4-1-2020	750,000	857,979
Energy Transfer Equity LP	7.50	10-15-2020	3,100,000	3,565,000
Energy Transfer Partners LP	5.20	2-1-2022	750,000	820,393
Exterran Partners LP	6.00	4-1-2021	2,500,000	2,412,500
Kinder Morgan Energy Partners LP	3.95	9-1-2022	750,000	747,704
Nabors Industries Incorporated	4.63	9-15-2021	750,000	790,957
Northern Tier Energy LLC	7.13	11-15-2020	1,975,000	2,073,750
Overseas Shipholding Group	8.13	3-30-2018	425,000	430,844
Phillips 66	4.30	4-1-2022	625,000	669,770
Pioneer Natural Resources Company	3.95	7-15-2022	750,000	755,761
Pioneer Natural Resources Company	7.50	1-15-2020	1,220,000	1,478,340
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	3,625,000	3,788,125
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	4,613,000	5,120,430
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	2,350,000	2,655,500
Rose Rock Midstream LP	5.63	7-15-2022	215,000	214,463
Sabine Pass Liquefaction LLC	5.63	2-1-2021	850,000	890,375
Sabine Pass Liquefaction LLC	5.63	4-15-2023	1,020,000	1,055,700
Sabine Pass Liquefaction LLC 144A	5.75	5-15-2024	1,625,000	1,679,844
Sabine Pass Liquefaction LLC 144A	6.25	3-15-2022	3,550,000	3,825,125
Sabine Pass LNG LP	6.50	11-1-2020	4,245,000	4,489,088
Sabine Pass LNG LP	7.50	11-30-2016	4,635,000	4,971,038
SemGroup Corporation	7.50	6-15-2021	2,665,000	2,804,913
Suburban Propane Partners LP	7.38	3-15-2020	790,000	823,575
Suburban Propane Partners LP	7.38	8-1-2021	309,000	332,175
Ultra Petroleum Corporation 144A	5.75	12-15-2018	1,135,000	1,123,650
Ultra Petroleum Corporation 144A	6.13	10-1-2024	1,260,000	1,189,125
Weatherford International Incorporated	6.35	6-15-2017	650,000	723,267
Western Gas Partners LP	5.38	6-1-2021	503,000	562,537
Williams Partners LP	3.35	8-15-2022	750,000	730,622

				58,903,991

Financials: 14.43%

Banks: 0.88%
Bank of America Corporation	3.70	9-1-2015	650,000	665,297
Bank of America Corporation	5.70	1-24-2022	250,000	287,725
CIT Group Incorporated 144A	5.50	2-15-2019	1,275,000	1,360,266
CIT Group Incorporated 144A	6.63	4-1-2018	550,000	602,250
Citigroup Incorporated	4.50	1-14-2022	250,000	271,134
Citigroup Incorporated	6.00	8-15-2017	650,000	725,249
City National Bank	5.38	7-15-2022	500,000	546,666
HSBC Bank USA	6.00	8-9-2017	650,000	724,248
JPMorgan Chase & Company	3.38	5-1-2023	750,000	732,095

				5,914,930

6	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets: 1.17%
Ace Securities Corporation ±	2.78%	6-25-2033	$500,085	$494,399
Blackstone Holdings Finance Company LLC 144A	5.88	3-15-2021	750,000	870,917
Goldman Sachs Group Incorporated	5.75	1-24-2022	750,000	863,745
Neuberger Berman Group LLC 144A	5.63	3-15-2020	500,000	522,500
Neuberger Berman Group LLC 144A	5.88	3-15-2022	650,000	689,000
Nuveen Investments Incorporated	5.50	9-15-2015	3,560,000	3,715,750
Nuveen Investments Incorporated 144A	9.13	10-15-2017	730,000	779,859

				7,936,170

Consumer Finance: 4.40%
Ally Financial Incorporated	5.50	2-15-2017	750,000	797,775
Ally Financial Incorporated	6.75	12-1-2014	998,000	1,000,994
Ally Financial Incorporated	7.50	9-15-2020	927,000	1,103,130
Ally Financial Incorporated	8.00	3-15-2020	755,000	907,888
Ally Financial Incorporated	8.30	2-12-2015	2,055,000	2,088,394
Discover Financial Services	5.20	4-27-2022	750,000	823,655
Ford Motor Credit Company LLC	5.00	5-15-2018	650,000	710,324
Ford Motor Credit Company LLC	8.00	12-15-2016	250,000	283,351
General Motors Financial Company Incorporated	6.75	6-1-2018	1,135,000	1,289,644
Homer City Funding LLC (PIK at 9.23%) ¥	8.73	10-1-2026	1,328,854	1,388,653
Navient LLC	8.00	3-25-2020	3,940,000	4,521,150
SLM Corporation	6.13	3-25-2024	1,220,000	1,259,662
SLM Corporation	7.25	1-25-2022	930,000	1,039,275
SLM Corporation	8.45	6-15-2018	1,675,000	1,916,200
Springleaf Finance Corporation	5.40	12-1-2015	1,535,000	1,584,888
Springleaf Finance Corporation	5.75	9-15-2016	1,100,000	1,144,000
Springleaf Finance Corporation	6.00	6-1-2020	1,735,000	1,795,725
Springleaf Finance Corporation	6.50	9-15-2017	200,000	214,000
Springleaf Finance Corporation	6.90	12-15-2017	4,550,000	4,959,500
Springleaf Finance Corporation	7.75	10-1-2021	475,000	536,750
Springleaf Finance Corporation	8.25	10-1-2023	385,000	441,788

				29,806,746

Diversified Financial Services: 1.98%
Denali Borrower LLC 144A	5.63	10-15-2020	3,510,000	3,722,794
General Electric Capital Corporation	4.65	10-17-2021	650,000	726,654
Infinity Acquisition LLC 144A	7.25	8-1-2022	2,615,000	2,445,025
ING US Incorporated	5.50	7-15-2022	750,000	845,239
Jefferies Finance LLC 144A	6.88	4-15-2022	1,360,000	1,319,200
Jefferies Finance LLC 144A	7.38	4-1-2020	2,400,000	2,394,000
Jefferies Finance LLC 144A	7.50	4-15-2021	425,000	425,000
Moody’s Corporation	5.50	9-1-2020	1,302,000	1,488,952

				13,366,864

Insurance: 1.16%
American International Group Incorporated	4.88	6-1-2022	750,000	836,255
Endurance Specialty Holdings Limited	7.00	7-15-2034	575,000	704,764
Hartford Financial Services Group Incorporated	5.13	4-15-2022	650,000	726,116

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Insurance (continued)
Hub Holdings LLC (PIK at 8.88%) 144A ¥	8.13%	7-15-2019	$2,900,000	$2,878,250
Liberty Mutual Group Incorporated 144A	4.95	5-1-2022	750,000	812,601
ProAssurance Corporation	5.30	11-15-2023	750,000	815,247
Prudential Covered Trust 144A	3.00	9-30-2015	360,000	366,731
W.R. Berkley Corporation	4.63	3-15-2022	650,000	698,145

				7,838,109

Real Estate Management & Development: 0.87%
Hockey Merger Sub 2 Incorporated 144A	7.88	10-1-2021	2,035,000	2,121,488
Onex Corporation 144A	7.75	1-15-2021	3,730,000	3,776,625

				5,898,113

REITs: 3.97%
Alexandria Real Estate Company	4.60	4-1-2022	650,000	685,431
American Tower Corporation	5.90	11-1-2021	650,000	730,322
Crown Castle International Corporation	5.25	1-15-2023	100,000	102,375
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	4,655,000	4,841,200
Essex Portfolio LP	3.63	8-15-2022	750,000	763,352
Health Care REIT Incorporated	5.25	1-15-2022	650,000	720,221
Iron Mountain Incorporated	5.75	8-15-2024	4,525,000	4,615,500
Iron Mountain Incorporated	6.00	8-15-2023	2,160,000	2,273,400
Iron Mountain Incorporated	7.75	10-1-2019	365,000	392,375
Iron Mountain Incorporated	8.38	8-15-2021	1,759,000	1,829,360
Omega Healthcare Investors Incorporated	6.75	10-15-2022	1,775,000	1,894,813
Sabra Health Care Incorporated	5.38	6-1-2023	850,000	862,750
Sabra Health Care Incorporated	5.50	2-1-2021	1,100,000	1,141,250
The Geo Group Incorporated	5.13	4-1-2023	1,775,000	1,757,250
The Geo Group Incorporated	5.88	1-15-2022	2,640,000	2,745,600
The Geo Group Incorporated	5.88	10-15-2024	465,000	478,950
The Geo Group Incorporated	6.63	2-15-2021	365,000	385,988
Ventas Realty LP	4.25	3-1-2022	650,000	679,877

				26,900,014

Health Care: 6.28%

Biotechnology: 0.11%
Amgen Incorporated	3.63	5-15-2022	750,000	764,441

Health Care Equipment & Supplies: 0.68%
Boston Scientific Corporation	6.00	1-15-2020	750,000	860,216
Crimson Merger Sub Incorporated 144A	6.63	5-15-2022	2,275,000	2,127,125
Hologic Incorporated	6.25	8-1-2020	1,530,000	1,608,413

				4,595,754

Health Care Providers & Services: 3.53%
Aviv Healthcare Properties LP	6.00	10-15-2021	515,000	530,450
Aviv Healthcare Properties LP	7.75	2-15-2019	1,625,000	1,706,250
Capella Healthcare Incorporated	9.25	7-1-2017	1,375,000	1,438,594
Centene Corporation	5.75	6-1-2017	1,000,000	1,052,500

8	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Community Health Systems Incorporated	6.88%	2-1-2022	$1,340,000	$1,443,850
Coventry Health Care Incorporated	5.45	6-15-2021	750,000	858,684
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	525,000	556,500
Express Scripts Holding Company	3.90	2-15-2022	665,000	692,995
HCA Incorporated	6.50	2-15-2020	1,875,000	2,095,313
HealthSouth Corporation	5.75	11-1-2024	30,000	31,500
HealthSouth Corporation	8.13	2-15-2020	495,000	520,988
Humana Incorporated	7.20	6-15-2018	750,000	882,939
MPH Acquisition Holdings LLC 144A	6.63	4-1-2022	885,000	925,931
MPT Operating Partnership LP	6.38	2-15-2022	1,075,000	1,142,188
MPT Operating Partnership LP	6.88	5-1-2021	775,000	829,250
Select Medical Corporation	6.38	6-1-2021	6,215,000	6,354,838
Tenet Healthcare Corporation	6.00	10-1-2020	1,475,000	1,585,625
Tenet Healthcare Corporation	8.13	4-1-2022	1,090,000	1,249,413

				23,897,808

Health Care Technology: 0.84%
Emdeon Incorporated	11.00	12-31-2019	5,150,000	5,710,063

Life Sciences Tools & Services: 0.13%
Life Technologies Corporation	6.00	3-1-2020	750,000	863,923

Pharmaceuticals: 0.99%
Endo Finance LLC 144A	5.75	1-15-2022	715,000	718,575
Endo Finance LLC 144A	7.25	1-15-2022	2,175,000	2,321,813
Par Pharmaceutical Company	7.38	10-15-2020	2,150,000	2,284,375
Pinnacle Incorporated 144A	9.50	10-1-2023	500,000	545,000
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	85,000	84,150
Watson Pharmaceuticals Incorporated	3.25	10-1-2022	750,000	720,290

				6,674,203

Industrials: 4.47%

Aerospace & Defense: 0.15%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,000,000	1,006,126

Airlines: 0.45%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	1,320,000	1,504,800
Aviation Capital Group Corporation 144A	7.13	10-15-2020	720,000	827,595
Delta Air Lines Incorporated	4.75	11-7-2021	663,626	706,762

				3,039,157

Commercial Services & Supplies: 1.34%
ADT Corporation	3.50	7-15-2022	750,000	671,250
ADT Corporation	4.13	6-15-2023	1,075,000	989,000
ADT Corporation	6.25	10-15-2021	735,000	772,669
Covanta Holding Corporation	5.88	3-1-2024	1,885,000	1,946,263
Covanta Holding Corporation	6.38	10-1-2022	1,500,000	1,597,500
Covanta Holding Corporation	7.25	12-1-2020	1,480,000	1,576,200
Penske Truck Leasing Company 144A	3.75	5-11-2017	750,000	787,844
Republic Services Incorporated	3.55	6-1-2022	750,000	768,770

				9,109,496

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Construction & Engineering: 0.44%
AECOM Technology Corporation 144A	5.75%	10-15-2022	$215,000	$225,213
AECOM Technology Corporation 144A	5.88	10-15-2024	2,610,000	2,760,075

				2,985,288

Machinery: 0.51%
Columbus McKinnon Corporation	7.88	2-1-2019	3,320,000	3,469,400

Professional Services: 0.09%
Verisk Analytics Incorporated	5.80	5-1-2021	530,000	596,927

Trading Companies & Distributors: 1.36%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	4,010,000	4,330,800
H&E Equipment Services Incorporated	7.00	9-1-2022	3,085,000	3,293,238
International Lease Finance Corporation 144A	7.13	9-1-2018	75,000	84,938
International Lease Finance Corporation	8.63	9-15-2015	900,000	945,000
Light Tower Rentals Incorporated 144A	8.13	8-1-2019	590,000	581,150

				9,235,126

Transportation Infrastructure: 0.13%
Watco Companies LLC 144A	6.38	4-1-2023	835,000	847,525

Information Technology: 4.92%

Communications Equipment: 0.11%
Motorola Solutions Incorporated	3.75	5-15-2022	750,000	746,330

Electronic Equipment, Instruments & Components: 1.12%
Jabil Circuit Incorporated	8.25	3-15-2018	5,275,000	6,105,813
L-3 Communications Corporation	4.95	2-15-2021	750,000	822,499
Zebra Technologies Corporation 144A	7.25	10-15-2022	600,000	631,500

				7,559,812

Internet Software & Services: 0.30%
Equinix Incorporated	7.00	7-15-2021	75,000	81,750
Sophia Holding Finance LP (PIK at 10.38%) 144A¥	9.63	12-1-2018	1,930,000	1,963,775

				2,045,525

IT Services: 2.18%
Audatex North America Incorporated 144A	6.00	6-15-2021	1,400,000	1,480,500
Audatex North America Incorporated 144A	6.13	11-1-2023	420,000	445,200
First Data Corporation 144A	6.75	11-1-2020	585,000	625,950
First Data Corporation 144A	7.38	6-15-2019	1,555,000	1,648,300
First Data Corporation	11.75	8-15-2021	1,534,000	1,798,615
First Data Holdings Incorporated (PIK at 14.50%) 144A¥	14.50	9-24-2019	3,687,734	3,852,607
SunGard Data Systems Incorporated	6.63	11-1-2019	2,000,000	2,070,000
SunGard Data Systems Incorporated	7.38	11-15-2018	2,457,000	2,561,423
SunGard Data Systems Incorporated	7.63	11-15-2020	250,000	266,563

				14,749,158

10	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Semiconductors & Semiconductor Equipment: 0.22%
Micron Technology Incorporated 144A	5.88%	2-15-2022	$1,400,000	$1,470,000

Software: 0.42%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	705,000	749,944
Activision Blizzard Incorporated 144A	6.13	9-15-2023	175,000	189,438
BMC Software Finance Incorporated 144A	8.13	7-15-2021	1,095,000	1,048,463
CA Incorporated	5.38	12-1-2019	750,000	836,258

				2,824,103

Technology Hardware, Storage & Peripherals: 0.57%
Hewlett-Packard Company	4.05	9-15-2022	750,000	768,236
NCR Corporation	5.88	12-15-2021	230,000	235,750
NCR Corporation	6.38	12-15-2023	2,725,000	2,874,875

				3,878,861

Materials: 1.18%

Chemicals: 0.12%
Dow Chemical Company	4.13	11-15-2021	750,000	794,086

Containers & Packaging: 0.68%
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	35,000	38,675
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	600,000	561,000
Owens-Illinois Incorporated	7.80	5-15-2018	1,295,000	1,463,350
Sealed Air Corporation 144A	8.38	9-15-2021	2,260,000	2,559,450

				4,622,475

Metals & Mining: 0.14%
Cliffs Natural Resources	6.25	10-1-2040	460,000	340,400
Freeport-McMoRan Copper & Gold Incorporated	3.55	3-1-2022	600,000	585,020
Indalex Holdings Corporation (s)(a)(i)	11.50	2-1-2020	3,170,000	0

				925,420

Paper & Forest Products: 0.24%
Georgia-Pacific LLC	8.88	5-15-2031	1,080,000	1,648,333

Telecommunication Services: 8.42%

Diversified Telecommunication Services: 3.89%
CenturyLink Incorporated	5.80	3-15-2022	600,000	636,000
Citizens Communications Company	7.88	1-15-2027	1,805,000	1,877,200
Frontier Communications Corporation	8.13	10-1-2018	845,000	959,498
Frontier Communications Corporation	8.25	4-15-2017	1,040,000	1,166,100
Frontier Communications Corporation	8.50	4-15-2020	525,000	605,063
GCI Incorporated	6.75	6-1-2021	2,330,000	2,318,350
GCI Incorporated	8.63	11-15-2019	5,625,000	5,864,063
Level 3 Financing Incorporated	8.13	7-1-2019	300,000	321,000
Qwest Corporation	7.13	11-15-2043	795,000	807,051
Qwest Corporation	7.25	9-15-2025	1,040,000	1,225,365
Qwest Corporation	7.63	8-3-2021	230,000	251,850

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Syniverse Holdings Incorporated	9.13%	1-15-2019	$5,005,000	$5,255,250
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	1,270,000	1,403,350
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	600,000	663,000
Verizon Communications Incorporated	3.25	2-17-2026	300,000	425,534
Windstream Corporation	7.88	11-1-2017	2,330,000	2,593,756

				26,372,430

Wireless Telecommunication Services: 4.53%
Crown Castle Towers LLC 144A	6.11	1-15-2040	750,000	866,578
MetroPCS Wireless Incorporated	6.63	11-15-2020	3,300,000	3,477,375
SBA Telecommunications Corporation	5.63	10-1-2019	160,000	166,400
SBA Telecommunications Corporation	5.75	7-15-2020	2,000,000	2,090,000
Sprint Capital Corporation	6.88	11-15-2028	13,665,000	13,289,167
Sprint Capital Corporation	8.75	3-15-2032	515,000	575,513
Sprint Communications Incorporated 144A	9.00	11-15-2018	325,000	382,281
Sprint Communications Incorporated	11.50	11-15-2021	625,000	803,125
Sprint Corporation 144A	7.13	6-15-2024	960,000	986,400
Sprint Corporation 144A	7.25	9-15-2021	200,000	211,500
Sprint Corporation 144A	7.88	9-15-2023	200,000	216,500
T-Mobile USA Incorporated	6.00	3-1-2023	115,000	118,450
T-Mobile USA Incorporated	6.13	1-15-2022	85,000	88,081
T-Mobile USA Incorporated	6.25	4-1-2021	505,000	527,094
T-Mobile USA Incorporated	6.38	3-1-2025	225,000	231,188
T-Mobile USA Incorporated	6.46	4-28-2019	160,000	166,800
T-Mobile USA Incorporated	6.50	1-15-2024	80,000	83,800
T-Mobile USA Incorporated	6.54	4-28-2020	165,000	174,075
T-Mobile USA Incorporated	6.63	4-1-2023	505,000	532,775
T-Mobile USA Incorporated	6.63	4-28-2021	920,000	969,450
T-Mobile USA Incorporated	6.73	4-28-2022	3,490,000	3,690,675
T-Mobile USA Incorporated	6.84	4-28-2023	945,000	999,338

				30,646,565

Utilities: 2.03%

Electric Utilities: 0.71%
Great Plains Energy Incorporated	4.85	6-1-2021	750,000	833,357
IPALCO Enterprises Incorporated 144A	7.25	4-1-2016	1,730,000	1,842,450
Otter Tail Corporation (i)	9.00	12-15-2016	1,835,000	2,102,662
PNM Resources Incorporated	9.25	5-15-2015	9,000	9,373

				4,787,842

Gas Utilities: 0.40%
AmeriGas Finance LLC	6.75	5-20-2020	1,775,000	1,890,375
AmeriGas Finance LLC	7.00	5-20-2022	795,000	858,600

				2,748,975

Independent Power & Renewable Electricity Producers: 0.70%
Calpine Corporation 144A	6.00	1-15-2022	515,000	554,913
Calpine Corporation 144A	7.88	1-15-2023	735,000	814,013

12	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Independent Power & Renewable Electricity Producers (continued)
NSG Holdings LLC 144A	7.75%	12-15-2025	$2,175,000	$2,343,563
Reliant Energy Incorporated	9.24	7-2-2017	563,039	596,821
Reliant Energy Incorporated	9.68	7-2-2026	410,000	442,800

				4,752,110

Multi-Utilities: 0.22%
Ameren Illinois Company	9.75	11-15-2018	500,000	646,793
CMS Energy Corporation	5.05	3-15-2022	750,000	840,052

				1,486,845

Total Corporate Bonds and Notes (Cost $432,441,973)				453,800,237

Foreign Corporate Bonds and Notes @: 5.09%

Consumer Discretionary: 0.30%

Auto Components: 0.07%
Gestamp Funding Luxembourg SA (EUR)	5.88	5-31-2020	135,000	178,015
HP Pelzer Holdings (EUR) 144A	7.50	7-15-2021	100,000	130,212
Samvardhana Motherson Automotive Systems Group (EUR) 144A	4.13	7-15-2021	100,000	121,587

				429,814

Automobiles: 0.08%
Jaguar Land Rover plc (GBP)	8.25	3-15-2020	300,000	526,701

Distributors: 0.02%
GHD Bondco plc (GBP)	7.00	4-15-2020	100,000	144,789

Diversified Consumer Services: 0.02%
Brakes Capital (GBP) 144A	7.13	12-15-2018	100,000	155,971

Hotels, Restaurants & Leisure: 0.02%
Twinkle Pizza plc (GBP) 144A	6.63	8-1-2021	100,000	159,370

Media: 0.09%
Altice SA (EUR) 144A (i)	7.25	5-15-2022	100,000	129,388
Cable Communications Systems NV (EUR)	7.50	11-1-2020	350,000	451,761

				581,149

Consumer Staples: 0.37%

Beverages: 0.08%
Bacardi Limited (EUR)	2.75	7-3-2023	400,000	545,869

Food & Staples Retailing: 0.13%
Casino Guichard Perrachon SA (EUR)	4.73	5-26-2021	500,000	750,876
R&R Ice Cream plc (GBP)	5.50	5-15-2020	100,000	155,171

				906,047

Food Products: 0.16%
BRF SA (BRL) 144A	7.75	5-22-2018	3,100,000	1,075,911

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.31%

Oil, Gas & Consumable Fuels: 0.31%
Petroleos Mexicanos (MXN) 144A	7.19%	9-12-2024	28,200,000	$2,121,976

Financials: 3.26%

Banks: 3.20%
Eurofima (AUD)	6.25	12-28-2018	2,450,000	2,393,280
European Investment Bank (ZAR)	9.00	3-31-2021	17,400,000	1,667,740
General Electric Capital Corporation (NZD)	4.25	1-17-2018	2,000,000	1,554,759
International Bank for Reconstruction & Development (AUD)	4.25	6-24-2025	5,600,000	5,058,492
International Bank for Reconstruction & Development (AUD)	5.75	10-1-2020	950,000	935,115
KfW (TRY)	5.00	1-16-2017	11,400,000	4,820,246
KfW (AUD)	5.00	3-19-2024	1,300,000	1,236,872
KfW (NZD)	6.38	2-17-2015	3,319,000	2,604,913
Landwirtschaftliche Rentenbank (ZAR)	8.25	5-23-2022	15,000,000	1,373,027

				21,644,444

Consumer Finance: 0.02%
Matalan Finance plc (GBP)	6.88	6-1-2019	100,000	153,011

Diversified Financial Services: 0.04%
TES Finance plc (GBP)	6.75	7-15-2020	200,000	295,977

Industrials: 0.37%

Building Products: 0.08%
Heidelbergcement AG (EUR)	8.50	10-31-2019	330,000	534,192

Commercial Services & Supplies: 0.05%
Iron Mountain Incorporated (EUR)	6.75	10-15-2018	250,000	312,536

Construction & Engineering: 0.03%
Grupo Isolux Corsan Finance BV (EUR) 144A	6.63	4-15-2021	200,000	240,605

Transportation Infrastructure: 0.21%
Autoroutes Du Sud de la France (EUR)	2.95	1-17-2024	500,000	698,991
Heathrow Funding Limited (EUR)	4.60	2-15-2020	500,000	704,243

				1,403,234

Telecommunication Services: 0.38%

Diversified Telecommunication Services: 0.06%
Telefonica Emisiones Company (EUR)	4.69	11-11-2019	300,000	442,583

Wireless Telecommunication Services: 0.32%
America Movil SAB de CV (MXN)	7.13	12-9-2024	28,850,000	2,155,462

Utilities: 0.10%

Water Utilities: 0.10%
Befesa Zinc Aser SA (EUR)	8.88	5-15-2018	500,000	656,037

Total Foreign Corporate Bonds and Notes (Cost $35,095,986)				34,485,678

14	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @: 23.31%
Australia (AUD)	3.25%	4-21-2025	3,350,000	$2,920,347
Brazil (BRL)	10.00	1-1-2017	44,075,000	16,974,221
Colombia (COP)	7.75	4-14-2021	5,250,000,000	2,776,950
Columbia (COP)	7.00	5-4-2022	18,650,000,000	9,330,529
Hungary (HUF)	6.75	11-24-2017	1,305,000,000	5,953,762
Indonesia (IDR)	7.88	4-15-2019	74,000,000,000	6,129,417
Indonesia (IDR)	8.38	3-15-2024	67,650,000,000	5,718,202
Indonesia (IDR)	10.00	7-15-2017	50,000,000,000	4,364,915
Korea (KRW)	5.25	3-10-2027	2,830,000,000	3,346,514
Malaysia (MYR)	3.26	3-1-2018	22,500,000	6,767,122
Malaysia (MYR)	4.26	9-15-2016	21,100,000	6,502,739
Mexico (MXN)	7.75	11-13-2042	67,350,000	5,592,692
Mexico (MXN)	10.00	12-5-2024	62,120,000	6,030,247
New Zealand (NZD)	5.50	4-15-2023	5,625,000	4,847,578
Nigeria (NGN)	15.10	4-27-2017	500,000,000	3,190,462
Poland (PLN)	3.25	7-25-2025	50,000,000	15,811,890
Queensland Treasury (AUD)	5.75	7-22-2024	4,100,000	4,180,848
Republic of South Africa (ZAR)	8.00	12-21-2018	101,000,000	9,468,484
Romania (RON)	5.85	4-26-2023	15,000,000	4,914,174
Russia (RUB)	6.70	5-15-2019	175,000,000	3,594,701
Russia (RUB)	7.00	1-25-2023	50,500,000	990,973
Russia (RUB)	7.60	7-20-2022	48,400,000	992,526
South Africa (ZAR)	6.75	3-31-2021	62,000,000	5,424,645
State of New South Wales Australia (AUD)	5.00	8-20-2024	3,900,000	3,805,524
Thailand (THB)	3.25	6-16-2017	276,500,000	8,678,789
Turkey (TRY)	6.30	2-14-2018	675,000	287,292
Turkey (TRY)	8.20	7-13-2016	18,000,000	8,076,170
Turkey (TRY)	9.00	3-8-2017	2,500,000	1,144,467

Total Foreign Government Bonds (Cost $163,981,311)				157,816,180

Loans: 16.22%
Accellent Incorporated ±	7.50	3-11-2022	$310,000	300,080
ADS Waste Holdings Incorporated ±	3.75	10-9-2019	1,066,126	1,042,405
Albertson’s Holdings LLC ±	4.50	8-25-2021	1,475,000	1,475,266
Albertson’s Holdings LLC ±	4.50	8-25-2021	150,255	150,282
Alliance Laundry Systems LLC ±	4.25	12-10-2018	1,686,829	1,666,453
Alliance Laundry Systems LLC ±	9.50	12-10-2019	2,230,189	2,235,764
Allison Transmission Incorporated ±	3.75	8-23-2019	3,410,139	3,380,300
American Capital Limited ±	3.50	8-22-2017	1,387,362	1,371,754
AMF Bowling Centers Incorporated ±	7.25	9-18-2021	775,000	767,250
Applied Systems Incorporated ±	7.50	1-22-2022	325,000	322,699
Arris Group Incorporated ±	3.25	4-17-2020	593,250	589,542
Asurion LLC ±	8.50	3-3-2021	1,235,000	1,253,834
Capital Automotive LP ±	4.00	4-10-2019	3,096,615	3,079,832
Capital Automotive LP ±	6.00	4-30-2020	1,849,333	1,867,827
CCC Information Services Incorporated ±	4.00	12-20-2019	590,485	580,151
CCM Merger Incorporated ±	4.50	8-8-2021	720,000	715,500
CDW LLC ±	3.25	4-29-2020	886,750	866,320
Centaur Acquisition LLC ±	8.75	2-20-2020	1,850,000	1,863,875

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Loans (continued)
Crown Castle Operating Company ±	3.00%	1-31-2021	$6,468,769	$6,412,167
Dave & Buster’s Incorporated ±	4.50	7-25-2020	498,962	497,870
Dell Incorporated ±	4.50	4-29-2020	8,365,500	8,372,778
Doosan Infracore International Incorporated ±	4.50	5-28-2021	219,450	219,588
Dunkin’ Brands Incorporated ±	3.25	2-7-2021	1,551,844	1,523,228
Entercom Radio LLC ±	4.00	11-23-2018	1,135,000	1,131,220
Focus Brands Incorporated ±	4.25	2-21-2018	747,628	739,217
Focus Brands Incorporated ±	10.25	8-21-2018	2,023,863	2,029,023
Gates Global LLC ±	4.25	7-3-2021	875,000	864,063
Goodyear Tire & Rubber Company ±	4.75	4-30-2019	5,500,000	5,512,045
HGIM Corporation ±	5.50	6-18-2020	1,215,789	1,153,991
Hub International Limited ±	4.25	10-2-2020	276,217	272,419
Interactive Data Corporation ±	4.75	5-2-2021	1,855,350	1,854,422
Ipreo Holdings LLC ±	4.25	7-16-2021	145,000	141,738
Kronos Incorporated ±	4.50	10-30-2019	585,308	582,381
Learfield Communications Incorporated ±%%<	8.75	10-9-2021	1,578,297	1,570,406
Level 3 Financing Incorporated ±	4.00	1-15-2020	1,700,000	1,691,500
LIN Television Corporation ±	4.00	12-21-2018	639,506	635,240
LM U.S. Corp Acquisition Incorporated ±	8.25	10-25-2020	105,000	103,163
LPL Holdings Incorporated ±	3.25	3-29-2019	1,215,222	1,195,985
LTS Buyer LLC ±	4.00	4-11-2020	748,106	738,755
LTS Buyer LLC ±	8.00	4-12-2021	566,625	561,429
MedAssets Incorporated ±	4.00	12-12-2019	234,508	232,357
MGM Resorts International ±	3.50	12-20-2019	1,351,861	1,334,963
Mission Broadcasting Incorporated ±	3.75	10-1-2020	126,491	124,277
Neff Rental LLC ±	7.25	6-9-2021	820,000	822,050
New Albertson’s Incorporated ±	4.75	6-27-2021	530,000	523,046
Nexstar Broadcasting Incorporated ±	3.75	10-1-2020	143,443	140,932
Novelis Incorporated ±	3.75	3-10-2017	969,897	958,985
nTelos Incorporated ±	5.75	11-9-2019	1,308,763	1,306,578
Nusil Technology LLC ±	5.25	4-7-2017	390,191	384,217
OSG Bulk Ships Incorporated ±	5.25	8-5-2019	89,775	89,064
OSG International Incorporated ±	5.75	8-5-2019	304,238	301,956
Peak 10 Incorporated ±	8.25	6-17-2022	430,000	424,088
Philadelphia Energy Solutions LLC ±	6.25	4-4-2018	2,831,875	2,669,042
Prestige Brands Incorporated ±	4.13	1-31-2019	126,799	126,588
Prestige Brands Incorporated ±	4.50	9-3-2021	240,000	240,074
Sedgwick Claims Management Services Incorporated ±	6.75	2-28-2022	620,000	601,400
Spin Holdco Incorporated ±	4.25	11-14-2019	1,654,721	1,636,519
Surgery Center Holdings Incorporated ±%%<	0.00	7-9-2020	185,000	184,654
Syniverse Holdings Incorporated ±	4.00	4-23-2019	959,826	943,029
Syniverse Holdings Incorporated ±	4.00	4-23-2019	169,666	166,380
Tallgrass Operations LLC ±	4.25	11-13-2018	1,425,295	1,419,594
Telesat Canada ±	3.50	3-28-2019	2,590,673	2,561,528
Tempur-Pedic International Incorporated ±	3.50	3-18-2020	756,494	745,857
Texas Competitive Electric Holdings LLC ±(s)	4.65	10-10-2015	20,096,983	14,532,731
TGI Friday’s Incorporated ±	5.25	7-15-2020	396,636	395,645
TGI Friday’s Incorporated ±	9.25	7-15-2021	565,000	556,525
TMFS Holdings LLC ±	5.50	7-30-2021	1,235,000	1,222,650

16	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Loans (continued)
TransDigm Incorporated ±	3.75%	2-28-2020	$3,429,822	$3,370,349
TWCC Holdings Corporation ±	7.00	6-26-2020	3,565,000	3,492,203
United Surgical Partners International Incorporated ±	4.25	4-19-2017	1,897,650	1,888,161
United Surgical Partners International Incorporated ±	4.75	4-3-2019	1,041,109	1,040,370
Valeant Pharmaceuticals International Incorporated ±	3.50	2-13-2019	1,446,124	1,433,471
Valeant Pharmaceuticals International Incorporated ±	3.50	12-11-2019	172,765	171,253
Vertafore Incorporated ±	9.75	10-29-2017	510,000	509,148
W3 Company ±(i)	9.25	9-13-2020	289,275	280,597
WASH Multifamily Laundry Systems LLC ±	4.50	2-21-2019	1,644,950	1,620,276

Total Loans (Cost $116,084,433)				109,782,319

Municipal Obligations: 0.05%

New York: 0.05%
Build New York City Resource Corporation Bronx Charter School for Excellence Project Series B (Education Revenue)	5.00	4-1-2018	345,000	340,943

Total Municipal Obligations (Cost $345,000)				340,943

Non-Agency Mortgage Backed Securities: 7.47%
American General Mortgage Loan Series 2010 Class 1A-A3 144A ±	5.65	3-25-2058	460,000	474,187
American Home Mortgage Assets Series 2006-2 Class 1A1 ±(i)	1.08	9-25-2046	3,551,122	2,528,942
Argent Securities Incorporated Series 2004-W5 Class AV3B ±	1.05	4-25-2034	83,324	80,784
Asset Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	232,798	232,304
Asset Backed Securities Corporation Home Equity Series 2002-HE3 Class M2 ±	2.48	10-15-2032	226,330	223,470
Banc of America Commercial Mortgage Securities Incorporated Series 2006-03 Class AM ±	5.85	7-10-2044	1,340,000	1,386,759
Banc of America Commercial Mortgage Securities Incorporated Series 2007-1 Class AMFX ±	5.48	1-15-2049	500,000	525,842
Banc of America Commercial Mortgage Securities Incorporated Series 2008-1 Class AM ±	6.29	2-10-2051	550,000	611,054
Banc of America Commercial Mortgage Trust Series 2006-5 Class AM	5.45	9-10-2047	750,000	793,148
Banc of America Commercial Mortgage Trust Series 2007-3 Class AM ±	5.56	6-10-2049	430,000	465,148
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	493,527	515,207
Banc of America Funding Corporation Series 2009 Class R6-3A1 144A ±	2.03	1-26-2037	133,717	134,105
Banc of America Mortgage Securities Series 2003 Class A-3A1 ±	2.62	2-25-2033	176,210	174,201
Bear Stearns Commercial Mortgage Series 2007-PW17 Class AM ±	5.89	6-11-2050	318,000	350,750
Bear Stearns Commercial Mortgage Series 2007-PW18 Class AM ±	6.08	6-11-2050	100,000	111,055
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	233,315	233,471
Centex Home Equity Series 2002-D Class AF6 ±	4.66	12-25-2032	69,185	70,024
Centex Home Equity Series 2004-B Class AF6	4.69	3-25-2034	256,555	262,723
Citigroup Commercial Mortgage Trust Series 2006 Class C4 ±	5.78	3-15-2049	680,000	718,647
Citigroup Commercial Mortgage Trust Series 2007-C6 Class AM ±	5.71	12-10-2049	450,000	485,006
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A ±	4.88	9-10-2045	1,000,000	1,066,277
Citigroup Mortgage Loan Trust Incorporated Series 2003-HE3 Class A3 ±	0.53	12-25-2033	83,635	80,049
Commercial Mortgage Trust Series 2012-CR2 Class C ±	4.86	8-15-2045	1,000,000	1,066,776
Commercial Mortgage Trust Series 2013-FL3 Class B 144A ±	2.30	10-13-2028	1,000,000	1,015,526
Countrywide Asset Backed Certificates Series 2003-5 Class AF5	5.64	2-25-2034	97,099	102,909
Countrywide Home Loans Series 2003-48 Class 2A2 ±	2.58	10-25-2033	175,384	173,654
Credit Suisse Commercial Mortgage Trust Series 2006-C3 Class AM ±	5.81	6-15-2038	1,045,000	1,112,383
Credit Suisse Commercial Mortgage Trust Series 2006-C4 Class AM	5.51	9-15-2039	1,500,000	1,602,036
Credit Suisse Commercial Mortgage Trust Series 2006-C5 Class AM	5.34	12-15-2039	1,000,000	1,067,780

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±	2.15%	9-25-2032	$626,154	$624,171
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±	2.78	6-25-2033	180,841	179,863
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±	2.23	3-25-2033	52,433	51,507
Credit-Based Asset Servicing & Securitization LLC Series 2005-CB2 Class M1 ±	0.81	4-25-2036	209,286	209,143
Equity One Asset Backed Securities Series 2004-2 Class AF4 ±	4.62	7-25-2034	423,501	431,108
First Horizon Mortgage Pass Through Series 2004-AR1 Class 1A1 ±	2.59	2-25-2034	460,397	456,601
First Horizon Mortgage Pass Through Series 2004-AR4 Class 3A1 ±	2.59	8-25-2034	16,407	16,096
GCCFC Commercial Mortgage Trust Series 2007-GG9 Class AM	5.48	3-10-2039	200,000	210,991
GCCFC Commercial Mortgage Trust Series 2007-GG9 Class AMFX	5.48	3-10-2039	100,000	106,469
Global Mortgage Securitization Limited Series 2004-A Class A2 144A±	0.47	11-25-2032	372,170	359,902
GMAC Mortgage Corporation Loan Series 2003-GH1 Class A5	5.62	7-25-2034	99,606	100,667
Greenpoint Mortgage Funding Trust Series 2005-HE4 Class 1A1 ±	0.59	7-25-2030	6,134	6,105
Greenwich Capital Commercial Funding Corporation Series 2006-GG7 Class AM ±	5.82	7-10-2038	2,600,000	2,769,182
Greenwich Capital Commercial Funding Corporation Series 2007-GG11 Class A4	5.74	12-10-2049	475,000	519,940
GS Mortgage Securities Trust Series 2006-GG6 Class AM ±	5.55	4-10-2038	835,000	873,095
GS Mortgage Securities Trust Series 2007-GG10 Class A4 ±	5.80	8-10-2045	903,441	987,901
GS Mortgage Securities Trust Series 2010-C1 Class X 144A±(c)	1.50	8-10-2043	6,055,960	392,002
GS Mortgage Securities Trust Series 2012-GCJ7 Class XA ±(c)	2.57	5-10-2045	4,823,367	558,392
GSAA Home Equity Trust Series 2004-5 Class AF5 ±	4.99	6-25-2034	34,030	35,003
GSMPS Mortgage Loan Trust Series 2005-AHL Class M1 ±	0.58	4-25-2035	17,307	17,012
GSMPS Mortgage Loan Trust Series 2006-1 Class A1 144A±	0.45	3-25-2035	176,280	171,403
GSMPS Mortgage Loan Trust Series 2006-SEA1 Class A 144A±	0.45	5-25-2036	218,173	215,690
JPMorgan Chase Commercial Mortgage Trust Series 2007-CB18 Class AM ±	5.47	6-12-2047	875,000	940,447
JPMorgan Chase Commercial Mortgage Trust Series 2007-CB20 Class AM ±	5.88	2-12-2051	785,000	869,840
JPMorgan Chase Commercial Mortgage Trust Series 2007-LDPX Class AM ±	5.46	1-15-2049	550,000	577,601
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±	2.52	7-25-2034	76,808	77,033
JPMorgan Mortgage Trust Series 2004-A3 Series 3A3 ±	2.60	7-25-2034	100,318	99,441
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±	2.66	6-25-2035	435,887	436,725
JPMorgan Mortgage Trust Series 2009-7 Class 2A1 144A±	6.00	2-27-2037	69,975	71,740
JPMorgan Mortgage Trust Series 2009-7 Class 5A1 144A±	6.00	2-27-2037	298,388	306,872
Lehman Brothers-UBS Commercial Mortgage Trust Series 2007-C1 Class AM	5.46	2-15-2040	750,000	806,552
Lehman Brothers-UBS Commercial Mortgage Trust Series 2008-C1 Class AM ±	6.15	4-15-2041	820,000	908,448
Lehman XS Trust Series 2006-18N Class A5A ±(i)	0.32	12-25-2036	2,991,818	2,258,589
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±	2.51	12-25-2033	564,985	559,294
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±	2.67	1-25-2034	26,235	25,585
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±	2.64	11-21-2034	38,865	39,546
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	1-25-2020	70,377	73,568
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2006-4 Class AM	5.20	12-12-2049	340,000	364,917
Merrill Lynch Countrywide Commercial Mortgage Trust Series 2007-9 Class A4	5.70	9-12-2049	829,000	904,973
Merrill Lynch Mortgage Trust Series 2005-A8 Class A1B3 ±	5.25	8-25-2036	120,000	125,613
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM ±	5.67	5-12-2039	565,000	596,765
Merrill Lynch Mortgage Trust Series 2007-C1 Class A1A ±	5.84	6-12-2050	670,055	718,960
Mesa Trust Asset Backed Certificates Series 2001-5 Class A 144A±	0.95	12-25-2031	21,415	19,390
Mid State Trust Series 11 Class A1	4.86	7-15-2038	262,191	278,936
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 ±	1.00	1-25-2029	151,552	141,202
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 Class XA 144A±(c)	1.86	8-15-2045	5,819,669	493,514
Morgan Stanley Capital I Trust Series 2004-NC1 Class M1 ±	1.20	12-27-2033	649,757	625,965
Morgan Stanley Capital I Trust Series 2005-HQ6 Class A4B	5.04	8-13-2042	650,000	661,998
Morgan Stanley Capital I Trust Series 2006-HQ10 Class AM	5.36	11-12-2041	500,000	535,213

18	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Morgan Stanley Capital I Trust Series 2006-HQ9 Class AJ ±	5.79%	7-12-2044	$1,000,000	$1,053,515
Morgan Stanley Capital I Trust Series 2006-HQ9 Class AM ±	5.77	7-12-2044	25,000	26,672
Morgan Stanley Capital I Trust Series 2006-IQ12 Class AM	5.37	12-15-2043	500,000	532,241
Morgan Stanley Capital I Trust Series 2007-HQ13 Class A3	5.57	12-15-2044	1,355,000	1,455,862
Morgan Stanley Capital I Trust Series 2010-GG10 Class A4B 144A±	5.80	8-15-2045	615,000	666,022
Morgan Stanley Capital I Trust Series 2012-C4 Class C 144A±	5.53	3-15-2045	900,000	993,475
New Century Home Equity Loan Trust Series 2004-3 Class M1 ±	1.08	11-25-2034	1,165,049	1,073,272
New Century Home Equity Loan Trust Series 2005-1 Class A1MZ ±	0.73	3-25-2035	62,015	61,916
Provident Funding Mortgage Loan Series 2005-1 Class 2A1 ±	2.49	5-25-2035	57,246	57,833
RBSSP Resecuritization Trust Series 2010-3 Class 4A1 144A±	2.92	12-26-2035	38,989	38,989
Renaissance Home Equity Loan Trust Series 2004-4 Class AF4	4.88	2-25-2035	631,664	640,291
Residential Asset Securities Corporation Series 2004-KS3 Class AI4 ±	3.77	1-25-2032	120,170	120,314
Residential Funding Mortgage Securities Trust Series 03-S12 Class 2A1	4.00	12-25-2032	77,812	79,307
Saxon Asset Securities Trust Series 2002-1 Class AF5 ±	6.26	12-25-2030	170,862	177,959
Saxon Asset Securities Trust Series 2003-1 Class AF7	4.03	6-25-2033	684,685	693,273
Sequoia Mortgage Trust Series 2003-1 Class 1A ±	0.92	4-20-2033	29,111	29,018
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±	2.57	3-25-2034	87,255	86,543
Structured Asset Investment Loan Trust Series 2005-4 Class M1 ±	0.75	5-25-2035	4,737	4,732
Structured Asset Securities Corporation Series 1998-2 Class A ±	0.67	2-25-2028	278,530	274,592
Structured Asset Securities Corporation Series 2002-9 Class A2 ±	0.75	10-25-2027	104,220	101,901
Terwin Mortgage Trust Series 2003-6HE Class A3 ±	1.29	11-25-2033	256,891	256,594
Vendee Mortgage Trust Series 2003-2 Class IO ±(c)	0.79	5-15-2033	6,777,586	158,571
Wachovia Bank Commercial Mortgage Trust Series 2006-C23 Class AM ±	5.47	1-15-2045	1,220,000	1,280,217
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	222,954	232,503

Total Non-Agency Mortgage Backed Securities (Cost $48,429,170)				50,570,799

	Dividend yield		Shares

Preferred Stocks: 0.18%

Financials: 0.18%

Banks: 0.18%
GMAC Capital Trust I ±	7.60		44,400	1,186,812

Total Preferred Stocks (Cost $1,130,339)				1,186,812

	Interest rate		Principal

Yankee Corporate Bonds and Notes: 7.39%

Consumer Discretionary: 0.55%

Diversified Consumer Services: 0.11%
Anglo American Capital Company 144A	4.13	9-27-2022	$750,000	746,960

Media: 0.44%
Grupo Televisa SA	6.00	5-15-2018	750,000	848,370
Myriad International Holdings BV	6.00	7-18-2020	500,000	542,500
Myriad International Holdings BV 144A	6.38	7-28-2017	750,000	813,750
Videotron Limited	9.13	4-15-2018	40,000	41,300
WPP Finance 2010	3.63	9-7-2022	750,000	762,263

				3,008,183

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 0.35%

Beverages: 0.12%
Pernod Ricard SA 144A	4.45%	1-15-2022	$760,000	$807,260

Food Products: 0.12%
BRF SA 144A	5.88	6-6-2022	750,000	825,000

Tobacco: 0.11%
BAT International Finance plc 144A	3.25	6-7-2022	750,000	752,408

Energy: 1.06%

Energy Equipment & Services: 0.12%
Ensco plc	4.70	3-15-2021	750,000	789,729

Oil, Gas & Consumable Fuels: 0.94%
Griffin Coal Mining Company Limited 144A(s)	9.50	12-1-2016	1,685,411	1,129,225
Griffin Coal Mining Company Limited (s)	9.50	12-1-2016	137,792	90,943
Petrobras International Finance Company	5.38	1-27-2021	670,000	685,986
Petroleos Mexicanos	4.88	1-24-2022	750,000	799,500
Petroplus International Finance Company	5.75	1-20-2020	650,000	686,160
Teekay Corporation	8.50	1-15-2020	2,230,000	2,475,300
Woodside Finance Limited 144A	8.75	3-1-2019	405,000	508,095

				6,375,209

Financials: 1.12%

Banks: 1.02%
Banco del Estado de Chile 144A	3.88	2-8-2022	650,000	658,176
Corporación Andina de Fomento	4.38	6-15-2022	958,000	1,029,132
Export Import Bank of Korea	5.00	4-11-2022	750,000	845,936
ITAU Unibanco Holding SA	5.13	5-13-2023	1,650,000	1,650,000
Macquarie Bank Limited 144A	5.00	2-22-2017	750,000	808,098
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	415,000	430,563
Preferred Term Securities XII Limited (s)(a)(i)	1.00	12-24-2033	635,000	0
Royal Bank of Scotland plc	4.38	3-16-2016	750,000	782,939
Standard Chartered Bank 144A	6.40	9-26-2017	650,000	730,674

				6,935,518

Diversified Financial Services: 0.10%
Tyco Electronics Group SA	3.50	2-3-2022	625,000	644,974

Health Care: 0.30%

Pharmaceuticals: 0.30%
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2018	680,000	723,350
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	1,210,000	1,294,700

				2,018,050

Industrials: 0.12%

Road & Rail: 0.12%
Canadian Pacific Railway Company	4.50	1-15-2022	750,000	827,118

20	Wells Fargo Advantage Multi-Sector Income Fund	Portfolio of investments—October 31, 2014

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.34%

Communications Equipment: 0.12%
Ericsson LM	4.13%	5-15-2022	$750,000	$784,089

Internet Software & Services: 0.12%
Tencent Holdings Limited 144A	4.63	12-12-2016	750,000	792,062

Technology Hardware, Storage & Peripherals: 0.10%
Seagate Technology HDD Holdings	6.80	10-1-2016	650,000	705,250

Materials: 1.27%

Containers & Packaging: 0.43%
Ardagh Finance Holdings (PIK at 8.63%) 144A¥	8.63	6-15-2019	1,900,000	1,878,585
Ardagh Packaging Finance 144A	9.13	10-15-2020	945,000	1,018,238

				2,896,823

Metals & Mining: 0.62%
ArcelorMittal SA	5.00	2-25-2017	725,000	757,625
Novelis Incorporated	8.38	12-15-2017	550,000	574,750
Novelis Incorporated	8.75	12-15-2020	725,000	791,156
Vale Overseas Limited	4.38	1-11-2022	750,000	761,753
Vedanta Resources plc 144A	6.00	1-31-2019	1,300,000	1,326,000

				4,211,284

Paper & Forest Products: 0.22%
Sappi Limited 144A	7.50	6-15-2032	1,560,000	1,458,600

Telecommunication Services: 2.18%

Diversified Telecommunication Services: 1.95%
Intelsat Jackson Holdings SA	5.50	8-1-2023	2,370,000	2,375,925
Intelsat Jackson Holdings SA	7.25	4-1-2019	1,820,000	1,911,000
Intelsat Jackson Holdings SA	7.25	10-15-2020	1,775,000	1,894,813
Intelsat Jackson Holdings SA	7.50	4-1-2021	525,000	568,313
Intelsat Jackson Holdings SA	8.50	11-1-2019	1,400,000	1,459,500
Intelsat Luxembourg SA	7.75	6-1-2021	1,785,000	1,865,325
Intelsat Luxembourg SA	8.13	6-1-2023	2,450,000	2,603,125
Qtel International Finance Limited	5.00	10-19-2025	300,000	325,875
Virgin Media Secured Finance plc 144A	5.38	4-15-2021	180,000	186,750

				13,190,626

Wireless Telecommunication Services: 0.23%
Globo Communicacoes Participacoes SA 144A	4.88	4-11-2022	750,000	770,625
Telesat Canada Incorporated 144A	6.00	5-15-2017	775,000	798,831

				1,569,456

Utilities: 0.10%

Electric Utilities: 0.10%
Comision Federal de Electricidad 144A	4.88	5-26-2021	650,000	692,250

Total Yankee Corporate Bonds and Notes (Cost $48,854,957)				50,030,849

Portfolio of investments—October 31, 2014	Wells Fargo Advantage Multi-Sector Income Fund	21

Security name	Yield	Shares	Value

Short-Term Investments: 3.47%

Investment Companies: 3.47%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07%	23,482,499	$23,482,499

Total Short-Term Investments (Cost $23,482,499)			23,482,499

Total investments in securities (Cost $886,905,094) *	132.81%	899,152,474
Other assets and liabilities, net	(32.81)	(222,148,088)

Total net assets	100.00%	$677,004,386

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)	Investment in an interest-only security entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited

%%	The security is issued on a when-issued basis.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

@	Foreign bond principal is denominated in local currency.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

*	Cost for federal income tax purposes is $890,891,847 and unrealized gains (losses) consists of:

Gross unrealized gains	$33,162,328
Gross unrealized losses	(24,901,701)

Net unrealized gains	$8,260,627

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Advantage Multi-Sector Income Fund:

We have audited the financial statements of the Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”), as of October 31, 2014, and for each of the years presented and have issued our unqualified report thereon dated December 23, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audit included an audit of this portfolio of investments (the “Portfolio”) as of October 31, 2014, appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of management. Our responsibility is to express an opinion on this Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts
December 23, 2014

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 13, 2014

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)	Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)	Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

Board and Committee Independence

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD WITHHOLD

Attendance and Overboarding

THE FUNDS will withhold votes from directors who sit on more than six boards.

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

Responsiveness	WITHHOLD

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.

Poor Governance Practices	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting,

and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	WITHHOLD

Audit Issues

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

Compensation Issues	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.

FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be	CASE-BY-CASE

reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the	FOR

company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The

burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	FOR

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	AGAINST

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	CASE-BY-CASE

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock.

THE FUNDS will consider these plans based on their voting power dilution.	FOR

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option	CASE-BY-CASE

schemes or amending an existing share option scheme on a case-by-case basis.

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.	FOR CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

• anticipated financial and operating benefits;

• offer price (cost versus premium);

• prospects for the combined companies;

• how the deal was negotiated;

• changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

• eliminating the need for annual meetings of mutual fund shareholders;

• entering into or extending investment advisory agreements and management contracts;

• permitting securities lending and participation in repurchase agreements;

• changing fees and expenses; and

• changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 40 years of experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 25 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 20 years of experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a fixed income analyst and head of the Funds Management investments team. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University and has earned the right to use the CFA designation.

Melissa Duller, CIMA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst and as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations. She has earned the right to use the CIMA designation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Janet S. Rilling, CFA, CPA

Mrs. Rilling is a senior portfolio manager for the Wells Capital Management Fixed Income team. She joined Wells Capital Management from Strong Capital Management in 2005. Janet began her investment industry career in 1995, joining Strong as a research analyst and then becoming a portfolio manager in 2000. Prior to joining Strong, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She earned a bachelor’s degree in accounting and finance and a master’s degree in finance from the University of Wisconsin, Madison. Janet is a Certified Public Accountant and has earned the right to use the CFA designation.

Michael Bray, CFA

Mr. Bray is the managing director of taxable fixed income and senior portfolio manager for the Wells Capital Management Fixed Income team. He began his investment industry career in 1988. Prior to joining Wells Capital Management in 2005, he was managing director at State Street Research and Management, focusing on mutual fund and institutional account management. He also gained experience while with Merrill Lynch & Company as vice president of mortgage securities research and sales. Earlier, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities. Michael earned a bachelor’s degree in math and actuarial science from the University of Connecticut, Storrs, and a master’s degree in business administration with an emphasis in finance from The Pennsylvania State University. He has earned the right to use the CFA designation.

Christopher Y. Kauffman, CFA

Mr. Kauffman is a portfolio manager for the Wells Capital Management Fixed Income team. He joined WellsCap from Tattersall Advisory Group (TAG), where he served in a similar role since 2003. He began his investment industry career in 1997 as an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the CFA designation and is a member of the St. Louis Society of Financial Analysts and the CFA Institute.

Anthony Norris

Mr. Norris is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Tony is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1990. Previously, he spent several years in banking, with particular emphasis on foreign exchange. Tony served in senior executive positions at Reserve Asset Managers and Gillett Brothers Fund Management. He began his investment industry career in 1967 at Wallace Brothers Bank. He is a member of the Society of Technical Analysts and is an associate of the International Federation of Technical Analysts.

Peter Wilson

Mr. Wilson is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Peter is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1989. Previously, he served as treasurer and portfolio manager for Axe-Houghton, vice president at Bankers Trust in London and New York, and portfolio manager at Merchant Bankers Kleinwort Benson Ltd. Peter began his investment industry career in 1978 at international stockbrokers James Capel & Co. He was educated in Canada, Hong Kong, and England.

Michael Lee

Mr. Lee is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Mike is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1992. Prior to this, he worked at Northern Trust Co. Earlier, he held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Alex Perrin

Mr. Perrin is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Alex is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 1992. Alex earned a bachelor’s degree in mathematics and computer science from Hull University in the U.K. He is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Christopher Wightman

Mr. Wightman is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Chris is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 2011 from JP Morgan Chase, where he served as a senior investment manager specializing in global fixed income strategies. Earlier, Chris served as a senior fixed income trader at Fidelity International. He began his investment industry career in 1997 as a Graduate Analyst at Morgan Stanley. Chris earned a B.A. (Hons) in business studies at Staffordshire University (UK).

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2014.

Niklas Nordenfelt

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	6	13
Total assets of above accounts (millions)	$1,990.7	$259.1	$1,713.9
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$3.2	$0.0

Philip Susser

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	5	6	13
Total assets of above accounts (millions)	$1,990.7	$259.6	$1,713.9
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$3.2	$0.0

Janet Rilling

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	2	4	24
Total assets of above accounts (millions)	$579	$1,966	$4,394
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Michael Bray

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	3	5
Total assets of above accounts (millions)	$3,265	$1,869	$2,183
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Christopher Y. Kauffman

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	7	0	1
Total assets of above accounts (millions)	$5,461	$0	$23
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Anthony Norris

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	13	11
Total assets of above accounts (millions)	$1,739.79	$1,190	$3,074
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$212	$0.0

Peter Wilson

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	13	11
Total assets of above accounts (millions)	$1,739.79	$1,190	$3,074
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$212	$0.0

Michael Lee

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	13	11
Total assets of above accounts (millions)	$1,739.79	$1,190	$3,074
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$212	$0.0

Alex Perrin

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	13	11
Total assets of above accounts (millions)	$1,739.79	$1,190	$3,074
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$212	$0.0

Christopher Wightman

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	6	13	11

Total assets of above accounts (millions)	$1,739.79	$1,190	$3,074
performance based fee accounts:

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
I manage the following types of accounts:
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$212	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

First International Advisors

First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

First International Advisors Compensation. The compensation structure for First International Advisors’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2014:

Niklas Nordenfelt	none
Philip Susser	none
Janet S. Rilling	none
Michael J. Bray	none
Christopher Kauffman	none
Tony Norris	none
Peter Wilson	none
Michael Lee	none
Alex Perrin	none
Christopher Wightman	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Multi-Sector Income Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Multi-Sector Income Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 23, 2014

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 23, 2014